DERMA SCIENCES, INC.

                           PROFIT SHARING/401(K) PLAN

                            EFFECTIVE JANUARY 1, 2000



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                   DERMA SCIENCES, INC. 401(K) PLAN AND TRUST
                                TABLE OF CONTENTS

1. ARTICLE I - PURPOSE.........................................................1

   1.1 Exclusive Benefit.......................................................1
   1.2 No Rights of Employment Granted.........................................1

2. ARTICLE II - DEFINITIONS....................................................1

   2.1 Accrued Benefit.........................................................1
   2.2 Actual Deferral Percentage..............................................1
   2.3 Affiliated Employer.....................................................2
   2.4 Annual Additions........................................................2
   2.5 Average Actual Deferral Percentage......................................2
   2.6 Average Contribution Percentage.........................................2
   2.7 Beneficiary.............................................................2
   2.8 Cash-out................................................................2
   2.9 Company Matching Account................................................3
   2.10 Company Matching Contributions.........................................3
   2.11 Company Optional Account...............................................3
   2.12 Company Optional Contributions.........................................3
   2.13 Compensation...........................................................3
   2.14 Eligible Employee......................................................4
   2.15 Employee...............................................................4
   2.16 Employer...............................................................4
   2.17 ERISA..................................................................4
   2.18 Excess Aggregate Contributions.........................................4
   2.19 Excess Contributions...................................................4
   2.20 Excess Deferral Amount.................................................4
   2.21 Forfeiture.............................................................4
   2.22 415 Compensation.......................................................5
   2.23 414(s) Compensation....................................................5
   2.24 Highly Compensated Employee............................................5
   2.25 Hour of Service........................................................6
   2.26 IRC....................................................................6
   2.27 Key Employee...........................................................6
   2.28 Leased Employee........................................................7
   2.29 Non-highly Compensated Employee........................................7
   2.30 Non-key Employee.......................................................7
   2.31 Normal Retirement Age..................................................7
   2.32 Normal Retirement Date.................................................7
   2.33 One Year Break in Service..............................................8
   2.34 Participant............................................................8
   2.35 Participant's Accounts.................................................8
   2.36 Plan...................................................................8
   2.37 Plan Administrator.....................................................8
   2.38 Plan Year..............................................................8
   2.39 Qualified Matching Account.............................................8
   2.40 Qualified Matching Contributions.......................................9
   2.41 Qualified Non-elective Account.........................................9
   2.42 Qualified Non-elective Contributions...................................9
   2.43 Retirement.............................................................9
   2.44 Rollover Contribution..................................................9

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   2.45 Salary Reduction Account...............................................9
   2.46 Salary Reduction Contributions........................................11
   2.47 Straight Life Annuity.................................................11
   2.48 Super Top Heavy Plan..................................................11
   2.49 Termination Date......................................................11
   2.50 Top Heavy Group.......................................................11
   2.51 Top Heavy Plan........................................................11
   2.52 Top Heavy Ratio.......................................................11
   2.53 Total and Permanent Disability........................................12
   2.54 Trust.................................................................12
   2.55 Trust Fund............................................................12
   2.56 Year of Service.......................................................12

3. ARTICLE III - ELIGIBILITY TO PARTICIPATE...................................13

   3.1 Initial Entry..........................................................13
   3.2 Resumption of Participation............................................14

4. ARTICLE IV - CONTRIBUTIONS TO THE TRUST....................................14

   4.1 Salary Reduction Contributions by Participants.........................14
   4.2 Company Matching Contributions to Participants.........................14
   4.3 Company Optional Contributions to Participants.........................14
   4.4 Manner of Allocation of Company Optional Contributions.................14
   4.5 Manner of Allocation of Company Matching Contributions.................15
   4.6 Annual Limitation on Participant Salary Reduction Contributions........15
   4.7 Actual Deferral Percentage Limitation..................................17
   4.8 Average Contribution Percentage Limitation.............................18
   4.9 Multiple Use of Alternative Limitation.................................20
   4.10 Minimum Coverage......................................................21
   4.11 Permissible Types of Employer Contributions...........................21
   4.12 Loans to Participants.................................................21
   4.13 Rollover Contributions................................................22

5. ARTICLE V - ADMINISTRATION OF ACCOUNTS.....................................22

   5.1 Investments............................................................22
   5.2 Investment Funds.......................................................22
   5.3 Valuation of Assets....................................................22
   5.4 Limitations on Allocations to Each Participant.........................22
   5.5 Designation of Beneficiary.............................................23

6. ARTICLE VI - VESTING.......................................................23

   6.1 100% Vested Accounts...................................................23

   6.2 Company Optional Account Vesting on Retirement Age, Death
          and Total and Permanent Disability..................................23

   6.3 Company Matching Account Vesting on Retirement Age, Death
          and Total and Permanent Disability..................................24

   6.4 Company Optional Account Vesting on Termination........................25
   6.5 Company Matching Account Vesting on Termination........................25
   6.6 Restoration of Forfeitures.............................................26

7. ARTICLE VII - DISTRIBUTION OF BENEFITS.....................................26

   7.1 Method of Distribution of Salary Reduction Account.....................26
   7.2 Method of and Restrictions on Distribution of Participant's Accounts...27
   7.3 Hardship Distribution..................................................28
   7.4 Time of Distribution...................................................29
   7.5 Distribution After Death of Participant................................31
   7.6 Distribution After Death of Beneficiary................................32
   7.7 Direct Rollover........................................................32

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   7.8 Unable to Locate Participant or Beneficiary............................33
   7.9 Repayment of Cash-out..................................................33
   7.10 Qualified Domestic Relations Orders...................................33

8. ARTICLE VIII - DUTIES AND AUTHORITY OF TRUSTEE.............................33

   8.1 Receive Payments.......................................................33
   8.2 Evaluate Assets........................................................34
   8.3 Segregation of Accounts................................................34
   8.4 Tax Returns and Reports................................................34
   8.5 Powers.................................................................34
   8.6 Expenses...............................................................35
   8.7 Litigation.............................................................37
   8.8 Written Instructions...................................................37
   8.9 Appointment of Investment Manager......................................37
   8.10 Resignation and Removal of the Trustee................................37

9. ARTICLE IX - DUTIES AND AUTHORITY OF PLAN ADMINISTRATOR....................37

   9.1 Appointment of Plan Administrator......................................37
   9.2 No Discrimination......................................................37
   9.3 Powers.................................................................37
   9.4 Filing Reports.........................................................38
   9.5 Records and Information to Participants................................38
   9.6 Payment of Expenses....................................................38
   9.7 Information from Employer..............................................38
   9.8 Review of Participant's Claims.........................................38

10. ARTICLE X - MODIFICATIONS FOR TOP HEAVY PLANS.............................38

   10.1 Application of Article................................................38
   10.2 Accelerated Vesting...................................................39
   10.3 Minimum Contributions.................................................39

11. ARTICLE XI - AMENDMENT AND TERMINATION....................................40

   11.1 Rights to Suspend or Terminate Plan...................................40
   11.2 Successor Employer....................................................40
   11.3 Amendment.............................................................40
   11.4 100% Vesting on Termination of Plan...................................41
   11.5 Plan Merger or Consolidation..........................................41

12. ARTICLE XII - MISCELLANEOUS...............................................41

   12.1 Applicable Law........................................................41
   12.2 Participant Cannot Transfer or Assign Benefits........................41
   12.3 Right to Perform Alternative Acts.....................................41
   12.4 Reversion of Contributions Under Certain Circumstances................41
   12.5 Plan Administrator Agent for Service of Process.......................42
   12.6 Filing Tax Returns and Reports........................................42
   12.7 Indemnification.......................................................42
   12.8 Number and Gender.....................................................42

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                   DERMA SCIENCES, INC. 401(K) PLAN AND TRUST

     This Profit Sharing/401(k) Plan and Trust Agreement, hereby made and entered into as of the first day of January, 2000, by and between Derma Sciences, Inc., ("Employer") and the trustee hereinafter named ( "Trustee").

     WHEREAS, the Employer has established a Profit Sharing/401(k) Plan and Trust effective July 1, 1995, (the "Effective Date") known as the Derma Sciences, Inc. 401(k) Plan (the "Plan") in recognition of the contributions made to its successful operation by its employees and for the exclusive benefit of the Participants;

     WHEREAS, Genetic Laboratories Wound Care, Inc. ("Genetic Labs") has established a Profit Sharing/401(k) Plan and Trust effective October 1, 1992 (the "Genetic Labs Plan");

     WHEREAS, Employer acquired all of the issued and outstanding stock of Genetic Labs in a merger transaction effective September 9, 1998 (the "Merger");

     WHEREAS, by virtue of the Merger, it is appropriate that the Genetic Labs Plan be merged and consolidated with the Plan;

     NOW, THEREFORE, effective January 1, 2000, the Employer and Genetic Labs, in accordance with the provisions of the Plan and the Genetic Labs Plan pertaining to amendments thereof, hereby consolidate and merge the Genetic Labs Plan with and into the Plan and amend and restate the Plan document and Trust Agreement, to provide as follows:

                               ARTICLE I - PURPOSE

1.1  EXCLUSIVE BENEFIT

     This Plan has been instituted for the exclusive benefit of the Participants hereunder and their Beneficiaries. This Plan shall be interpreted in a manner consistent with this intent and with the intention of the Employer that this Plan satisfy Internal Revenue Code ss. 401. Under no circumstances shall the Trust Fund ever revert to or be used or enjoyed by the Employer, except as specifically provided herein.

1.2  NO RIGHTS OF EMPLOYMENT GRANTED

     The establishment of this Plan shall not be considered as giving any employee the right to be retained in the service of the Employer.

                            ARTICLE II - DEFINITIONS

2.1  ACCRUED BENEFIT

     "Accrued Benefit" is the amount in each of the Participant's Accounts including the Salary Reduction Account.

2.2  ACTUAL DEFERRAL PERCENTAGE

     "Actual Deferral Percentage" is the ratio, expressed as a percentage, of Salary Reduction Contributions on behalf of an Eligible Employee for the Plan Year to the Eligible Employee's Compensation for the Plan Year. For these purposes, Salary Reduction Contributions shall include: (i) Excess Deferral Amounts of Highly Compensated Employees (but excluding Excess Deferral Amounts of Non-highly Compensated Employees that arise solely from Salary Reduction Contributions made under the Plan or other plans of the Employer); and (ii) Qualified Non-elective Contributions or Qualified Matching Contributions, if applicable. The Actual Deferral Percentage of each Eligible Employee shall be rounded to the nearest 100th of 1% of such Employee's Compensation. The Actual Deferral Percentage of an Eligible Employee who makes no Salary Reduction Contributions is zero.

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2.3  AFFILIATED EMPLOYER

     "Affiliated Employer" shall mean the Employer and any corporation which is a member of a controlled group of corporations (as defined in IRC ss. 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in IRC ss. 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in IRC ss. 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to the regulations under IRC ss. 414(o).

2.4  ANNUAL ADDITIONS

     "Annual Additions" shall mean the sum of the following amounts allocated to the accounts of an individual Participant for the Plan Year of the Trust (which shall be the limitation year for purposes of IRC ss. 415, unless the Employer otherwise elects) under this and all other defined contribution plans maintained by the Employer: (i) Employer contributions; (ii) Forfeitures (if applicable);
(iii) Participant contributions; (iv) Amounts allocated, after March 31, 1984, to an individual medical account (as defined in IRC ss. 415(l)(2)) that is part of a pension or annuity plan maintained by the Employer; and (v) Amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, that are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee (as defined in IRC ss. 419A(d)(3)) under a welfare benefit fund (as defined in IRC ss. 419(e)) maintained by the Employer. In addition, Excess Deferral Amounts shall be included as Annual Additions unless such amounts are distributed no later than the first April 15th following the close of the Participant's taxable year.

2.5  AVERAGE ACTUAL DEFERRAL PERCENTAGE

     "Average Actual Deferral Percentage" shall mean the average, expressed as a percentage, of the Actual Deferral Percentages of the Eligible Employees. The Average Actual Deferral Percentage of the Eligible Employees shall be rounded to the nearest 100th of 1%.

2.6  AVERAGE CONTRIBUTION PERCENTAGE

     "Average Contribution Percentage" for a Plan Year shall mean, with respect to Highly Compensated Employees and Non-highly Compensated Employees, the average of the Contribution Percentages stated as ratios (calculated separately for each Eligible Employee in each group) of the sum of any Matching Contributions made, together with any Qualified Non-elective Contributions or Qualified Matching Contributions, if applicable, on behalf of each such Eligible Employee for such Plan Year, if any, but excluding Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferral Amounts or Excess Contributions, to the Eligible Employee's 414(s) Compensation for such Plan Year.

2.7  BENEFICIARY

     A "Beneficiary" is any person, estate or trust who by operation of law, or under the terms of the Plan, or otherwise, is entitled to receive any of the Accrued Benefit of a Participant under the Plan. A "Designated Beneficiary" is any individual designated or determined in accordance with Section 5.5, except that it shall not include any person who becomes a Beneficiary by virtue of the laws of inheritance or intestate succession.

2.8  CASH-OUT

     A "Cash-out" may be involuntary or voluntary.

     An Involuntary Cash-out is a distribution of Accrued Benefits to a former Participant which meets the following requirements: (i) the former Participant's entire vested Accrued Benefit is distributed to him, (ii) the present value of the vested Accrued Benefit of the Participant does not exceed $5,000, and (iii) the distribution is made on account of the Employee's termination of participation in the Plan and no later than the end of the Plan Year following such termination

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     A Voluntary Cash-out is a distribution of Accrued Benefits to a former
Participant which meets the following requirements: (i) the former Participant has voluntarily elected to receive the distribution, and (ii) the distribution is made on account of the Employee's termination of participation in the Plan and no later than the end of the Plan Year following such termination.

2.9  COMPANY MATCHING ACCOUNT

     The "Company Matching Account" is the separate account maintained for each Participant to which all Company Matching Contributions shall be allocated and to which Forfeitures relative to Company Matching Contributions, if any, may be reallocated.

2.10 COMPANY MATCHING CONTRIBUTIONS

     "Company Matching Contributions" are contributions made to the Plan by the Employer pursuant to the Section entitled "Company Matching Contributions to Participants" in Article IV.

2.11 COMPANY OPTIONAL ACCOUNT

     The "Company Optional Account" is the separate account maintained for each Participant to which all Company Optional Contributions shall be allocated and to which Forfeitures, if any, shall be reallocated.

2.12 COMPANY OPTIONAL CONTRIBUTIONS

     "Company Optional Contributions" are contributions made to the Plan by the Employer pursuant to the Section entitled "Company Optional Contributions to Participants" in Article IV.

2.13 COMPENSATION

     "Compensation" with respect to any Participant means such Participant's wages within the meaning of IRC ss. 3401(a) and all other payments of compensation to the Participant by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Participant a written statement under IRC ss.ss. 6041(d), 6051(a)(3) and 6052. Compensation must be determined without regard to any rules under IRC ss. 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in IRC ss. 3401(a)(2)).

     The determination of Compensation shall be made by excluding amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under IRC ss.ss. 125, 402(e)(3), 402(h), 403(b) or 457, and Employee contributions described in IRC ss. 414(h)(2) that are treated as Employer contributions.

     In the first year in which an Employee becomes a Participant in the Plan pursuant to the first paragraph of Section 3.1, Compensation shall be recognized as of such Employee's effective date of participation.

     For Plan Years beginning on or after January 1, 1989 and before January 1, 1994, Compensation excludes amounts in excess of $200,000 for the Plan Year or such other amount as may be prescribed by law.

     For Plan Years beginning on or after January 1, 1994, Compensation excludes amounts in excess of $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with IRC ss. 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

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2.14 ELIGIBLE EMPLOYEE

     "Eligible Employee" shall mean any Employee who is otherwise authorized under the terms of the Plan to have Salary Reduction Contributions allocated to his account for all or any portion of the Plan Year with respect to computing the Average Actual Deferral Percentage. An Employee who would be eligible to make Salary Reduction Contributions but for a suspension due to a distribution, a loan, or an election not to participate in the Plan, will not fail to be an Eligible Employee for a Plan Year merely because the Employee may not make a Salary Reduction Contribution by reason of such suspension. Further, an Employee will not fail to be an Eligible Employee merely because the Employee may receive no additional annual additions pursuant to Section 5.4.

     For purposes of the Average Contribution Percentage test, "Eligible Employee" shall mean any Employee or former Employee who has met the applicable Participation requirements of Article III.

2.15 EMPLOYEE

     An "Employee" is an individual who is employed by the Employer or an Affiliated Employer or who is on an authorized leave of absence or a Leased Employee deemed to be an employee of the Employer or an Affiliated Employer. Directors acting solely in that capacity are not Employees.

2.16 EMPLOYER

     "Employer" shall mean Derma Sciences, Inc.

2.17 ERISA

     "ERISA" refers to the Employee Retirement Income Security Act of 1974, as amended.

2.18 EXCESS AGGREGATE CONTRIBUTIONS

     "Excess Aggregate Contributions" shall mean, with respect to a Plan Year, the excess of the aggregate amount Company Matching Contributions actually made on behalf of Highly Compensated Employees for such Plan Year over the maximum amount of such contributions permitted under the Average Contribution Percentage limitations.

2.19 EXCESS CONTRIBUTIONS

     "Excess Contributions" shall mean, with respect to a Plan Year, the excess of the aggregate amount of Salary Reduction Contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for the Plan Year over the maximum amount of such contributions permitted by the Actual Deferral Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages, beginning with the highest of such percentages.)

2.20 EXCESS DEFERRAL AMOUNT

     "Excess Deferral Amount" shall mean the amount of Salary Reduction Contributions for a calendar year which exceeds the limitations of IRC ss. 401(a)(30) and which, in the event the Participant has made elective deferrals (as defined in IRC ss. 402(g)(3)) under another plan, the Participant allocates to this Plan pursuant to the procedure set forth in Article IV herein.

2.21 FORFEITURE

     "Forfeiture" refers to the amount of nonvested Accrued Benefit in a Participant's Company Optional and Matching Account that is forfeited pursuant to the applicable sections of Article VI and reallocated to the Company Optional and Matching Accounts, respectively, of other Participants pursuant to the applicable sections under Article IV.

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2.22 415 COMPENSATION

     "415 Compensation" with respect to any Participant means such Participant's wages within the meaning of IRC ss. 3401(a) and all other payments of compensation to the Participant by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Participant a written statement under IRC ss.ss. 6041(d), 6051(a)(3) and 6052. 415 Compensation must be determined without regard to any rules under IRC ss. 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in IRC ss. 3401(a)(2)).

     For Plan Years beginning on or after January 1, 1989 and before January 1, 1994, 415 Compensation excludes amounts in excess of $200,000 for the Plan Year or such other amount as may be prescribed by law.

     For Plan Years beginning on or after January 1, 1994, 415 Compensation excludes amounts in excess of $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with IRC ss. 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

2.23 414(S) COMPENSATION

     "414(s) Compensation" with respect to any Participant means such Participant's "415 Compensation" paid during a Plan Year less reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits. The amount of "414(s) Compensation" with respect to any Participant shall include "414(s) Compensation" for the entire twelve (12) month period ending on the last day of such Plan Year except that "414(s) Compensation" shall only be recognized for that portion of the Plan Year during which an Employee was a Participant in the Plan pursuant to the first paragraph of Section 3.1.

     For purposes of this Section, the determination of "414(s) Compensation" shall be made by excluding amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under IRC ss.ss. 125, 402(e)(3), 402(h)(1)(B), 403(b) or 457 and Employee contributions described in IRC ss. 414(h)(2) that are treated as Employer contributions.

2.24 HIGHLY COMPENSATED EMPLOYEE

     "Highly Compensated Employee" means a highly compensated active employee and a highly compensated former employee.

     A "highly compensated active employee" includes any employee who (i) was a five percent owner at any time during the year or the preceding year, or; (ii) received 415 Compensation from the Employer in excess of $80,000 (as adjusted pursuant to IRC ss. 415(d).

     For purposes of this Section, the determination year shall be the Plan Year and the look-back year shall be the 12-month period immediately preceding the determination year. The look-back year is the calendar year beginning with or within the look-back year.

     A "highly compensated former employee" is based on the rules applicable to determining highly compensated employee status as in effect for that determination year, in accordance with Treas. Reg.ss. 1.414(q)-1T, A-4 and Notice 97-75.

     In determining whether an employee is a highly compensated employee for years beginning in 1997, the amendments to section IRC ss. 414(q) stated above are treated as having been in effect for years beginning in 1996.

     For purposes of defining who is a Highly Compensated Employee, 415 Compensation includes amounts which were excluded from a Participant's gross income pursuant to IRC ss.ss. 125, 402(e)(3), 402(h)(1)(B) and, in the

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case of Employer contributions made pursuant to a salary reduction agreement,
415 Compensation includes amounts which were excluded from a Participant's gross income pursuant to IRC ss. 403(b).

2.25 HOUR OF SERVICE

     "Hour of Service" means:

     (a) each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed;

     (b) each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or leave of absence. No more than 501 Hours of Service will be credited under this Subsection for any single continuous period (whether or not such period occurs in a single computation period). Hours under this Subsection will be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which is incorporated herein by reference; and

     (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under Subsection (a) or (b), as the case may be, and under this Subsection. These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

     Hours of Service will be credited for employment with Affiliated Employers.

     Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under IRC ss. 414(n) or IRC ss. 414(o).

     Hours of Service are not required to be credited hereunder for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. The provisions of Sections 2530.200b-2(b) and (c) of the Department of Labor Regulations are incorporated herein by reference.

     For purposes of this Section, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly or indirectly through a trust, fund or insurer to which the Employer contributes or pays premiums.

2.26 IRC

     "IRC" refers to the Internal Revenue Code of 1986, as amended.

2.27 KEY EMPLOYEE

     "Key Employee" means an Employee or former Employee (or his Beneficiaries) who, at any time during the Plan Year or any of the preceding four Plan Years, is any of the following:

     (a) An officer of the Employer if such individual's 415 Compensation exceeded 50% of the dollar limitation under IRC ss. 415(b)(1)(A).

     (b) One of the ten Employees owning (or considered as owning within the meaning of IRC ss. 318) the largest interests in the Employer if such individual's 415 Compensation exceeded 100% of the dollar limitation under IRC ss. 415(c)(1)(A).

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     (c) A "five percent owner" of the Employer. "Five percent owner" means any person who owns (or is considered as owning within the meaning of IRC ss. 318) more than 5% of the outstanding stock of the Employer or stock possessing more than 5% of the total combined voting power of all stock of the Employer.

     (d) A "one percent owner" of the Employer receiving 415 Compensation from the Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of IRC ss. 318) more than 1% of the outstanding stock of the Employer or stock possessing more than 1% of the total combined voting power of all stock of the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under IRC ss.ss. 414(b), (c), (m) and (o) shall be treated as separate employers. However, in determining whether an individual receives 415 Compensation of more than $150,000, Compensation from each employer required to be aggregated under IRC ss.ss. 414(b), (c), (m) and (o) shall be taken into account.

     For purposes of defining who is a Key Employee, 415 Compensation includes amounts which were excluded from a Participant's gross income pursuant to IRC ss.ss. 125, 402(e)(3), 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, 415 Compensation includes amounts which were excluded from a Participant's gross income pursuant to IRC ss. 403(b).

     The determination of who is a Key Employee will be made in accordance with IRC ss. 416(i)(1) and the regulations thereunder.

2.28 LEASED EMPLOYEE

     "Leased Employee" shall mean any person (other than an Employee of the Employer) who, pursuant to an agreement between the Employer and any other person ("leasing organization"), has performed services for the Employer (or for the Employer and related persons determined in accordance with IRC ss. 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer.

     A Leased Employee shall not be considered an Employee of the Employer if:
(i) such employee is covered by a money purchase pension plan providing: (a) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in IRC ss. 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under IRC ss. 125, IRC ss. 402(e)(3), IRC ss. 402(h)(1)(B) or IRC ss. 403(b),
(b) immediate participation, and (c) full and immediate vesting; and (ii) Leased Employees do not constitute more than 20 percent of the Employer's Non-highly compensated work force.

2.29 NON-HIGHLY COMPENSATED EMPLOYEE

     A "Non-highly Compensated Employee" shall mean an Employee who is not a Highly Compensated Employee.

2.30 NON-KEY EMPLOYEE

     A "Non-key Employee" shall mean any Employee who is not a Key Employee.

2.31 NORMAL RETIREMENT AGE

     "Normal Retirement Age" is the time at which the Participant attains 65 years of age.

2.32 NORMAL RETIREMENT DATE

     "Normal Retirement Date" the first day of the month which occurs on or after the date the Participant attains Normal Retirement Age.

2.33 ONE YEAR BREAK IN SERVICE

     "One Year Break in Service" means a 12 consecutive month period in which the Participant fails to complete more than 500 Hours of Service with Employer. For the purpose of determining whether a Participant has incurred a One Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity absence." Years of Service and One Year Breaks in Service shall be measured on the same computation period.

     "Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness or any other reason.

     A "maternity or paternity absence" is one in which the Employee is absent from work because of (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (iv) the caring for such child immediately following such birth or placement. As a condition of an Employee being credited with Hours of Service pursuant to this Paragraph, the Plan Administrator may require that the Employee timely furnish such information as is reasonably necessary to establish that the absence from work was for a cause stated in (i)-(iv) above and the number of days attributable to such cause.

     For this purpose, Hours of Service shall be credited for the Plan Year in which the absence from work begins, only if credit therefor is necessary to prevent the Employee from incurring a One Year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Plan Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity absence" shall not exceed 501.

2.34 PARTICIPANT

     A "Participant" means every Employee or former Employee who has met the applicable Participation requirements of Article III and who has not informed the Plan Administrator that he does not wish to participate in the Plan.

2.35 PARTICIPANT'S ACCOUNTS

     "Participant's Accounts" means all accounts maintained for each Participant and which, in the aggregate, constitute the Participant's Accrued Benefit. Provided, however, Participant's Accounts shall not include the Salary Reduction Account, Qualified Non-elective Account and Qualified Matching Account.

2.36 PLAN

     "Plan" refers to this Profit Sharing (401(k)) Plan and Trust Agreement.

2.37 PLAN ADMINISTRATOR

     "Plan Administrator" means the person or entity appointed by the Employer pursuant to Article IX to administer the Plan on behalf of the Employer.

2.38 PLAN YEAR

     A "Plan Year" is the 12-consecutive month period from the first day of January to the last day of December.

2.39 QUALIFIED MATCHING ACCOUNT

     The "Qualified Matching Account" is the separate account maintained for each Participant to which all Qualified Matching Contributions shall be allocated.

2.40 QUALIFIED MATCHING CONTRIBUTIONS

     "Qualified Matching Contributions" are Matching Contributions made to the Plan by the Employer which are deemed Qualified Matching Contributions for purposes of satisfying either the Actual Deferral Percentage test or the Average Contribution Percentage test. Qualified Matching Contributions are nonforfeitable when made, are contributions that Participants may not elect to receive in cash until distributed from the Plan, and are distributable only in accordance with the distribution provisions that are applicable to Salary Reduction Contributions.

2.41 QUALIFIED NON-ELECTIVE ACCOUNT

     The "Qualified Non-elective Account" is the separate account maintained for each Participant to which all Qualified Non-elective Contributions shall be allocated.

2.42 QUALIFIED NON-ELECTIVE CONTRIBUTIONS

     "Qualified Non-elective Contributions" are non-elective contributions (other than Matching or Qualified Matching Contributions) made by the Employer and allocated to a Participant's Qualified Non-elective Account which are deemed Qualified Non-elective Contributions for purposes of satisfying the Actual Deferral Percentage test or the Average Contribution Percentage test. Qualified Non-elective Contributions are nonforfeitable when made, are contributions that Participants may not elect to receive in cash until distributed from the Plan, and are distributable only in accordance with the distribution provisions that are applicable to Salary Reduction Contributions.

2.43 RETIREMENT

     "Retirement" refers to the termination of employment of an Employee who has reached the Normal Retirement Date. The Employee may work beyond the Normal Retirement Date in which case he shall continue to participate in the Plan until his Retirement.

2.44 ROLLOVER CONTRIBUTION

     "Rollover Contribution" means:

     (a) amounts transferred to this Plan directly from another qualified plan;

     (b) lump sum distributions received by an Employee from another qualified plan which are eligible for tax-free rollover treatment and which are transferred by the Employee to this Plan within sixty (60) days following his receipt thereof;

     (c) amounts transferred to this Plan from a conduit individual retirement account, provided that such account has no assets other than assets which were previously distributed to the Employee by another qualified plan and further provided that such amounts met the applicable requirements of IRC ss. 408(d)(3) for rollover treatment on transfer to the conduit individual retirement account; and

     (d) amounts distributed to an Employee from a conduit individual retirement account meeting the requirements of Subsection (c) above which are transferred by the Employee to this Plan within sixty (60) days of his receipt from such account.

2.45 SALARY REDUCTION ACCOUNT

     The "Salary Reduction Account" is the separate account maintained for each Participant to which his Salary Reduction Contributions are allocated. If applicable there shall be a post-1986 Salary Reduction Account as described in
Section 7.1.

2.46 SALARY REDUCTION CONTRIBUTIONS

     "Salary Reduction Contributions" are contributions made to the Plan during the Plan Year by the Employer at the election of the Participant in lieu of cash compensation and shall include contributions made pursuant to a salary reduction agreement. Provided, however, Salary Reduction Contributions shall not include any deferrals properly distributed as excess Annual Additions.

2.47 STRAIGHT LIFE ANNUITY

     A "Straight Life Annuity" is an annuity payable in equal installments for the life of the Participant that terminates upon the Participant's death.

2.48 SUPER TOP HEAVY PLAN

     This Plan shall constitute a "Super Top Heavy Plan" for a Plan Year if any of the following conditions exist: (i) the Top Heavy Ratio for this Plan exceeds 90% and this Plan is not part of any Top Heavy Group, or (ii) this Plan is a part of a Top Heavy Group and the Top Heavy Ratios for the group of plans exceed 90%.

2.49 TERMINATION DATE

     The "Termination Date" shall be the date on which the earliest of the following events occurs: (i) a Participant's Retirement, (ii) a Participant's termination of employment as a result of Total and Permanent Disability, (iii) a Participant's death, or (iv) a Participant's termination of employment for any other reason.

2.50 TOP HEAVY GROUP

     This Plan shall be deemed to be a part of a "Top Heavy Group" if the plans which make up the group of which this Plan is considered a part are such that, when aggregated, the sum of (i) the present value of the cumulative accrued benefits of Key Employees under all defined benefit plans in the group and (ii) the cumulative accrued benefits in the plan accounts of Key Employees under all defined contribution plans in the group, exceeds 60% of the sum of such amounts for all Employees who participate in the plans of such group. The group of plans of which this Plan shall be considered a part includes: (i) all qualified plans of the Employer (including terminated plans that were maintained within the five year period ending on the "determination date") in which a Key Employee participates (within the five year period ending on the "determination date");
(ii) all qualified plans which enable a plan in which a Key Employee participates (within the five year period ending on the "determination date") to meet the qualification requirements of IRC ss. 401(a)(4) or IRC ss. 410; and,
(iii) all plans which the Employer, in its discretion, decides to include, provided that the inclusion of such plan or plans would not prevent the group of plans from meeting the qualification requirements of IRC ss. 401(a)(4) and IRC ss. 410. For purposes of this section, "determination date" means the last day of the preceding Plan Year. Provided, however, for the first Plan Year of the Plan, "determination date" means the last day of that Plan Year.

2.51 TOP HEAVY PLAN

     This Plan shall constitute a "Top Heavy Plan" for a Plan Year if any of the following conditions exist: (i) the Top Heavy Ratio for this Plan exceeds 60% and this Plan is not part of any Top Heavy Group, or (ii) this Plan is a part of a Top Heavy Group and the Top Heavy Ratios for the group of plans exceed 60%.

2.52 TOP HEAVY RATIO

     (a) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the last day of the preceding Plan Year (or for the first year of the Plan, the last day of that year) has or has had accrued benefits, the Top Heavy Ratio for this Plan alone or for the Top Heavy Group is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the last day of the preceding Plan Year (or for the first year of the Plan, the last day of that year), including any part of any account balance distributed in the 5-year period ending on the last day of the preceding Plan Year (or for the first year of the Plan, the last day of that year), and the denominator of which is the sum of all account balances, including any part of any account balance distributed in said 5-year period, both computed in accordance with IRC ss. 416 and the regulations thereunder.

     (b) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the last day of the preceding Plan Year (or for the first year of the Plan, the last day of that year) has or has had any accrued benefits, the Top Heavy Ratio for the Top Heavy Group is a fraction the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with Subsection (a) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the last day of the preceding Plan Year (or for the first year of the Plan, the last day of that year), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with Subsection (a) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the last day of the preceding Plan Year (or for the first year of the Plan, the last day of that year), all determined in accordance with IRC ss. 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top Heavy Ratio are increased for any distribution of an accrued benefit made in the 5-year period stated above. The present value of accrued benefits shall be determined pursuant to the defined benefit plan to which such benefits relate.

     (c) For purposes of Subsections (a) and (b) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the last day of the preceding Plan Year (or for the first year of the Plan, the last day of that year), except as provided in IRC ss. 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant: (i) who is not a Key Employee but who was a Key Employee in a prior year, or (ii) who has not been credited with at least one Hour of Service with any employer maintaining the Plan at any time during the 5-year period as stated above will be disregarded. The calculation of the Top Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with IRC ss. 416 and the regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the Top Heavy Ratio. The accrued benefit of a Participant other than a Key Employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer or by Affiliated Employers, or if there is no such method, as if such benefit accrued no more rapidly than the slowest accrual rate permitted under the fractional accrual rate of IRC ss. 411(b)(1)(C).

2.53 TOTAL AND PERMANENT DISABILITY

     "Total and Permanent Disability" of a Participant means the Participant is suffering from the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of such impairment shall be supported by medical evidence.

2.54 TRUST

     "Trust" means the Trust created under this Profit Sharing (401(k)) Plan and Trust Agreement.

2.55 TRUST FUND

     The "Trust Fund" consists of the Employer and Participant contributions held by the Plan and any income or appreciation thereon.

2.56 YEAR OF SERVICE

     A "Year of Service" means the 12-consecutive month period, herein set forth, in which an Employee was credited with not less than 1,000 Hours of Service.

     For purposes of eligibility for participation, the initial 12-month period shall begin with the date on which the Employee first performs an Hour of Service. After the occurrence of a One Year Break in Service, the 12-month period shall be measured from the date on which an Employee again performs an Hour of Service. Provided, however, said 12-month period shall shift to the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service. An Employee who is credited with the required Hours of Service in both the initial 12-month period (or the 12-month period beginning after a One Year Break in Service) and the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service, shall be credited with two (2) Years of Service for purposes of eligibility to participate.

     All of a Participant's Years of Service, including those earned prior to the adoption of the Plan, are used to determine eligibility.

     In the case of a Participant who has 5 or more consecutive One Year Breaks in Service, the Participant's pre-break service will count toward eligibility only if either: (i) such Participant has any nonforfeitable interest in his Accrued Benefit attributable to Employer contributions at the time of separation from service, or (ii) upon returning to service the number of consecutive One Year Breaks in Service is less than the number of Years of Service.

     For vesting, the 12-month period shall be the Plan Year. All of a Participant's Years of Service with the Employer are counted to determine the vested percentage in the Participant's Company Optional and Matching Account except Years of Service before age 18

     Notwithstanding the foregoing, for any short Plan Year, the determination of whether an Employee has completed a Year of Service shall be made in accordance with Department of Labor Regulation 2530.203-2(c), which is incorporated herein by reference.

     All of a Participant's Years of Service, including those earned prior to the adoption of the Plan, are used to determine eligibility. Years of Service with Genetic Laboratories Wound Care, Inc. and Sunshine Products, Inc. are used to determine eligibility.

     In the case of a Participant who has 5 or more consecutive One Year Breaks in Service, the Participant's pre-break service will count toward eligibility only if either: (i) such Participant has any nonforfeitable interest in his Accrued Benefit attributable to Employer contributions at the time of separation from service, or (ii) upon returning to service the number of consecutive One Year Breaks in Service is less than the number of Years of Service.

                    ARTICLE III - ELIGIBILITY TO PARTICIPATE

3.1  INITIAL ENTRY

     Except as provided hereinbelow, every Employee who has attained the age of 21and completed a Year of Service shall participate in the Plan on the first day of the quarter which first occurs on or after such completion, provided that he is an Employee on such date. Provided, however, Employees on the effective date of the Plan are deemed to have met the eligibility requirements of the Plan.

     Every Employee who has completed three months of service shall be eligible to participate in the salary reduction and the matching portions of the Plan on the day in which such completion occurs.

     Years of Service and One Year Breaks in Service will be measured on the same eligibility computation period.

     Every Employee who is not a member of an eligible class of employees who becomes a member of such class will participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant.

     An Employee who is eligible to participate will be treated as a Participant for all purposes unless he informs the Plan Administrator, in writing, that he does not wish to be a Participant, in which case he shall not be treated as a

Participant under the Plan. All Participants shall be required to furnish such information to the Plan Administrator as it may reasonably request for the proper administration of the Plan.

3.2  RESUMPTION OF PARTICIPATION

     If a Participant is no longer a member of an eligible class of employees and becomes ineligible to participate, he will resume participation upon returning to an eligible class of employees.

                     ARTICLE IV - CONTRIBUTIONS TO THE TRUST

4.1  SALARY REDUCTION CONTRIBUTIONS BY PARTICIPANTS

     For a period of 30 days prior to the beginning of each Plan Year, and for such other periods as it may establish in a nondiscriminatory manner, the Trustee will permit each Participant (including Employees who are expected to be Participants during the following Plan Year) to elect to defer a percentage of his Compensation. Such deferred amount will be contributed to the Plan and allocated to each Participant's Salary Reduction Account. No Participant shall be required to make a deferral.

     A Participant who has received a Hardship Distribution under this Plan (if applicable) or any other plan maintained by the Employer shall not be permitted to make a Salary Reduction Contribution to the Plan for the 12-month period following the date of receipt of the Hardship Distribution. In addition, the limit provided by IRC ss. 402(g) shall be reduced, with respect to the Participant's taxable year immediately following the taxable year of the Hardship Distribution by the amount of such Participant's Salary Reduction Contribution, if any, pursuant to this Plan and any other plan maintained by the Employer for the taxable year of the Hardship Distribution.

4.2  COMPANY MATCHING CONTRIBUTIONS TO PARTICIPANTS

     Subject to the limitations contained in this Article and Article V, the Employer shall contribute on behalf of each Participant who is eligible to share in Company Matching Contributions for the Plan Year, a discretionary matching contribution equal to a percentage of each such Participant's Compensation contributed as a Salary Reduction Contribution (which is not subsequently returned to the Participant pursuant to a corrective distribution) with respect to each Plan Year

4.3  COMPANY OPTIONAL CONTRIBUTIONS TO PARTICIPANTS

     Subject to the rights of the Employer under Article X, the Employer may make a Company Optional Contribution to the Trust beginning with the first Plan Year ending on or after the effective date of the Plan. The amount of the contribution shall be discretionary with the Employer and shall be paid to the Trustee on or before the time required by law for filing the Employer's federal income tax return (including extensions) for the year with respect to which the contribution is made. No Company Optional Contributions may be made in any Plan Year to the extent that they would not be deductible by the Employer for federal income tax purposes. Provided, however, if the qualification requirements of IRC ss.ss. 401(a)(26), 410(b)(1) or 410(b)(2)(A)(i) are not met, a corrective amendment will be made pursuant to Section 4.10 that may permit nondeductible contributions be made in order to satisfy such requirements.

4.4  MANNER OF ALLOCATION OF COMPANY OPTIONAL CONTRIBUTIONS

     All Company Optional Contributions made by the Employer for any Plan Year, and all Forfeitures, if any, during such year, shall be allocated as of the last day of such year to the Company Optional Account of each Participant, who is an Employee on such date or who is an Employee that terminated employment before the last day of the Plan Year on account of voluntary or involuntary discharge, death or Total and Permanent Disability and completed more than 500 Hours of Service during the Plan Year, in the same proportion that each such Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

4.5  MANNER OF ALLOCATION OF COMPANY MATCHING CONTRIBUTIONS

     All Company Matching Contributions made by the Employer for any Plan Year shall be allocated as of the last day of such year to the Company Matching Account of each Participant, who is an Employee on such date or who is an Employee that terminated employment before the last day of the Plan Year on account of voluntary or involuntary discharge, death or Total and Permanent Disability and completed more than 500 Hours of Service during the Plan Year, in accordance with Section 4.2. Forfeitures of Company Matching Contributions shall be utilized to reduce Company Matching Contributions and the excess, if any, allocated to Participants in the same proportion that each such Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

4.6  ANNUAL LIMITATION ON PARTICIPANT SALARY REDUCTION CONTRIBUTIONS

     (a) No Participant shall be permitted to make Salary Reduction Contributions under this Plan during any calendar year in excess of the dollar amount contained in IRC ss. 402(g) in effect at the beginning of such calendar year.

     (b) Notwithstanding any other provision of the Plan, Excess Deferral Amounts and income allocable thereto shall be distributed no later than each April 15th to Participants who assign to the Plan such Excess Deferral Amounts for the preceding calendar year. A distribution pursuant to this Subsection of Excess Deferral Amounts and income, gains and losses allocable thereto shall be made without regard to any consent otherwise required under any provision of the Plan. A distribution pursuant to this Subsection of Excess Deferral Amounts and income, gains and losses allocable thereto shall not be treated as a distribution for purposes of determining whether the distributions required by
Article VII are satisfied. Any distribution under this Subsection of less than the entire Excess Deferral Amount and income, gains and losses allocable thereto shall be treated as a pro rata distribution of Excess Deferral Amounts and income, gains and losses allocable thereto. In no case may a Participant receive from the Plan as a corrective distribution for a taxable year under this Subsection an amount in excess of the individual's total Salary Reduction Contributions under the Plan for the taxable year.

     (c) The Participant's assignment of Excess Deferral Amounts made to the Plan pursuant to Subsection (b) above shall be a notice in writing; submitted to the Plan Administrator no later than March 1; specifying the Participant's Excess Deferral Amount for the preceding calendar year; and accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in IRC ss.ss. 401(k), 408(k), or 403(b), exceeds the limit imposed on the Participant by IRC ss. 402(g) for the calendar year in which the deferral occurred. A Participant is deemed to notify the Plan Administrator of any Excess Deferral Amounts that arise by taking into account only those Salary Reduction Contributions made to this Plan and any elective deferrals made to other Plans of the Employer.

     (d) The Excess Deferral Amount distributed to a Participant with respect to a calendar year shall be adjusted for income, gains and losses. The income, or loss allocable to the Excess Deferral Amounts is equal to the sum of: (i) income, gain or loss allocable to the Participant's Salary Reduction Account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Deferral Account for the year and the denominator of which is the Participant's Salary Reduction Account without regard to any income or loss occurring during such taxable year; and (ii) ten percent of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

     (e) The Excess Deferral Amount which may be distributed under Subsection
(b) above with respect to an Employee for a taxable year shall be reduced by any Excess Contributions previously distributed with respect to such Employee for the Plan Year beginning with or within such taxable year. In the event of a reduction under this Subsection, the amount of Excess Contributions included in the gross income of the Employee and reported by the Employer as a distribution of Excess Contributions shall be reduced by the amount of the reduction under this Subsection.

4.7  ACTUAL DEFERRAL PERCENTAGE LIMITATION

     (a) The Actual Deferral Percentage ("ADP") for a Plan Year for Eligible Employees who are Highly Compensated Employees for each Plan Year and the prior year's ADP for Eligible Employees who were Non-highly Compensated Employees for the prior Plan Year must satisfy one of the following:

          (i) the ADP for a Plan Year for all Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ADP for the Eligible Employees who were Non-highly Compensated Employees for the prior Plan Year multiplied by 1.25, or

          (ii) the ADP for a Plan Year for all Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ADP for the Eligible Employees who were Non-highly Compensated Employees for the Plan Year multiplied by 2.0, provided that the ADP of Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ADP for the Eligible Employees who were Non-highly Compensated Employees in the prior Plan Year by more than 2 percentage points.

If any Highly Compensated Employee is eligible to make Salary Reduction Contributions, or to receive Company Matching Contributions, the disparities between the Average Actual Deferral Percentages of the respective groups shall be reduced as described in this Article.

     (b) Should neither limitation (i) nor (ii) in Subsection (a) above be met with respect to a Plan Year, the Plan Administrator, subject to applicable law and regulations, may cause Excess Contributions and income allocable thereto to be distributed no later than 2 1/2 months following the end of any Plan Year to Participants on whose behalf such Excess Contributions were made for the preceding Plan Year.

     A distribution of Excess Contributions and income, gains and losses allocable thereto shall be made without regard to any consent otherwise required under any provision of the Plan. A distribution pursuant to Subsection (e) hereunder of Excess Contributions and income, gains and losses allocable thereto shall not be treated as a distribution for purposes of determining whether the distribution required by Article VII is satisfied. Any distribution under Subsection (e) hereunder of less than the entire Excess Contribution and income, gains and losses allocable thereto shall be treated as a pro rata distribution of Excess Contributions and income, gains and losses allocable thereto. In no event shall Excess Contributions for a Plan Year remain unallocated or be allocated to a suspense account for allocation to one or more employees in any future Plan Year.

     (c) The ADP for any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Reduction Contributions (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if treated as Salary Reduction Contributions for purposes of the Actual Deferral Percentage Test) allocated to his account under two or more plans or arrangements described in IRC ss. 401(k) that are maintained by the Employer or an Affiliated Employer shall be determined as if all such Salary Reduction Contributions (and if applicable, such Qualified Non-elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more said arrangements that have different Plan Years, all such arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under IRC ss. 401(k) and the regulations thereunder.

     In the event that the Plan satisfies the requirements of IRC ss.ss. 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such IRC sections only if aggregated with this Plan, then this subsection shall be applied by determining the Actual Deferral Percentage of employees as if all such plans were a single plan. Any adjustments to the Non-highly Compensated Employee ADP for the prior year will be made in accordance with Notice 98-1 and any superseding guidance. Plans may be aggregated in order to satisfy IRC ss. 401(k) only if they have the same Plan Year and use the same ADP testing method.

     (d) Notwithstanding any other provision of the Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. Excess Contributions are allocated to the Highly Compensated Employees with the largest amounts of employer contributions taken into account in calculating the ADP test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such employer contributions and continuing in descending order until all the Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10 percent excise tax will be imposed on the Employer.

     (e) Excess Contributions distributed to a Participant shall be adjusted for income, gains or losses. The income, gain or loss allocable to Excess Contributions allocated to each Participant is the sum of: (i) income, gain or loss allocable to the Participant's Salary Reduction Account (and, if applicable, the Qualified Non-elective Contribution Account or the Qualified Matching Account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator of which is the Participant's Salary Reduction Account (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both if such contributions are included in the Actual Deferral Percentage test) without regard to any income, gain or loss occurring during such Plan Year; and
(ii) ten percent of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

     (f) Coordination of Excess Contributions with Distribution of Excess Deferrals.

          (i) The amount of Excess Contributions to be distributed under Subsection (b) above with respect to a Highly Compensated Employee for a Plan Year shall be reduced by any Excess Deferral Amount previously distributed in accordance with Subsection (b) of the above section to such Participant for the Participant's taxable year ending with or within such Plan Year.

          (ii) The Excess Deferral Amount that may be distributed under Subsection (b) of the above section with respect to an Employee for a taxable year shall be reduced by any Excess Contributions previously distributed with respect to such Employee for the Plan Year beginning with or within such taxable year. In the event of a reduction under this Paragraph (ii), the amount of Excess Contributions included in the gross income of the Employee and the amount of Excess Contributions reported by the Employer as includible in the gross income of the Employee shall be reduced by the amount of the reduction under this Paragraph (ii).

     (g) Notwithstanding the above, within 12 months after the end of the Plan Year, the Employer may make special Qualified Non-elective Contributions and Qualified Matching Contributions on behalf of Non-highly Compensated Employees in amounts sufficient to satisfy Subsection (a).

     (h) The Employer shall maintain records sufficient to demonstrate satisfaction of Subsection (a) and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both used in such test.

     (i) The determination and treatment of the ADP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

4.8  AVERAGE CONTRIBUTION PERCENTAGE LIMITATION

     (a) The Average Contribution Percentage ("ACP") for a Plan Year for Eligible Employees who are Highly Compensated Employees for each Plan Year and the prior year's ACP for Eligible Employees who were Non-highly Compensated Employees for the prior Plan Year must satisfy one of the following:

          (i) the ACP for a Plan Year for all Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ACP for the Eligible Employees who were Non-highly Compensated Employees for the prior Plan Year multiplied by 1.25, or

          (ii) the ACP for a Plan Year for all Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ACP for the Eligible Employees who were Non-highly

     Compensated Employees for the Plan Year multiplied by 2.0, provided that the ACP of Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ACP for the Eligible Employees who were Non-highly Compensated Employees in the prior Plan Year by more than 2 percentage points.

If any Highly Compensated Employee is eligible to make Salary Reduction Contributions, or to receive Company Matching Contributions, the disparities between the Average Contribution Percentages of the Highly and Non-highly Compensated groups will be reduced in accordance with this Article.

     (b) The Contribution Percentage for any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to make voluntary after tax contributions or to receive company matching contributions allocated to his account under two or more plans to which contributions to which IRC ss. 401(m) applies that are maintained by the Employer or an Affiliated Employer shall be determined as if all such voluntary after tax contributions and company matching contributions were made under a single plan for purposes of this Section. If a Highly Compensated Employee participates in two or more cash or deferred arrangements described in IRC ss. 401(k) that have different Plan Years, all such arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under IRC ss. 401(m) and the regulations thereunder. Plans may be aggregated in order to satisfy IRC ss. 401(m) only if they have the same Plan Year.

     (c) In the event this Plan satisfies the requirements of IRC ss.ss. 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such IRC sections only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of Eligible Employees as if all such plans were a single plan. Any adjustments to the Non-highly Compensated Employee ACP for the prior year will be made in accordance with Notice 98-1 and any superseding guidance.

     (d) Excess Aggregate Contributions and income allocable thereto shall be distributed no later than 2 1/2 months after the first day of each Plan Year to Participants to whose accounts' Excess Aggregate Contributions were allocated for the preceding Plan Year and who were Highly Compensated Employees for such preceding Plan Year. A distribution of Excess Aggregate Contributions and income, gains and losses allocable thereto shall be made without regard to any consent otherwise required under Article VII or any other provision of the Plan. A distribution pursuant to this Subsection of Excess Aggregate Contributions and income, gains and losses allocable thereto shall not be treated as a distribution for purposes of determining whether the timing of distributions rules required by Article VII are satisfied.

     (e) Notwithstanding any other provision of the Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest amounts of employer contributions taken into account in calculating the ACP test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such employer contributions and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Aggregate Contributions. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10 percent excise tax will be imposed on the Employer.

     (f) The income, gain or loss allocable to Excess Aggregate Contributions allocated to each Participant is the sum of: (i) income, gain or loss allocable to the Participant's Company Matching Account, if applicable, (and, if applicable, the Qualified Non-elective Contribution Account and Qualified Matching Account) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the Plan Year and the denominator of which is the Participant's Company Matching Account, if applicable, (and Qualified Non-elective and Qualified Matching Contributions if such contributions are included in the Average Contribution Percentage test) without regard to any income, gain, or loss occurring during such Plan Year; and
(ii) ten percent of the amount determined under (i) above multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

     (g) Notwithstanding the above, within 12 months after the end of the Plan Year, the Employer may make special Qualified Non-elective Contributions and Qualified Matching Contributions on behalf of Non-highly Compensated Employees in amounts sufficient to satisfy Subsection (a).

4.9  MULTIPLE USE OF ALTERNATIVE LIMITATION

     (a) If one or more Highly Compensated Employees of the Employer or an Affiliated Employer are eligible both in an IRC ss. 401(k) arrangement and in a plan maintained by such Employer subject to the Average Contribution Percentage test, and the sum of the Average Actual Deferral Percentage and the Average Contribution Percentage of the entire group of Eligible Employees who are Highly Compensated Employees exceeds the Aggregate Limit described in Subsection (e) below, then the Average Actual Deferral Percentage or Average Contribution Percentage, or a combination of the two, of Highly Compensated Employees shall be corrected as described in Subsection (b) below. Multiple use does not occur if either the Average Actual Deferral Percentage or the Average Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the Average Actual Deferral Percentage or the Average Contribution Percentage, respectively, of the Non-highly Compensated Employees.

     (b) The Trustee shall elect to reduce either the Average Actual Deferral Percentage or the Average Contribution Percentage of the entire group of eligible Employees who are Highly Compensated Employees in accordance with this Subsection. The amount of the reduction to the Average Actual Deferral Percentage of the entire group of Eligible Employees who are Highly Compensated Employees shall, if elected, be calculated and accomplished in the manner described in this Article or the amount of the reduction to the Average Contribution Percentage of the entire group of Eligible Employees who are Highly Compensated Employees shall, if elected, be calculated and accomplished in the manner described in this Article, so that in either case the Aggregate Limit described in Subsection (e) below shall not be exceeded. The Trustee may elect to reduce the Actual Deferral Percentage or the Contribution Percentage either for all Highly Compensated Employees under that Plan who are subject to reduction or for only those Highly Compensated Employees who are eligible in both the arrangements subject to IRC ss.ss. 401(k) and 401(m).

     (c) The required reduction described in Subsection (b) above shall be treated as an Excess Contribution or Excess Aggregate Contribution under the Plan as the case may be.

     (d) For purposes of applying Subsection (a), the Average Actual Deferral Percentage and Average Contribution Percentage of the group of Eligible Employees who are Highly Compensated Employees shall be determined after any corrective contribution such as a Qualified Non-elective Contribution or a Qualified Matching Contribution or corrective distribution of Excess Deferral Amounts, Excess Contributions, or Excess Aggregate Contributions. Only plans and arrangements maintained by the same Employer or an Affiliated Employer shall be taken into account under this Section.

     (e) For purposes of this Section, the "Aggregate Limit" shall mean the sum of:

          (i) 125% of the greater of (A) the Average Actual Deferral Percentage of the group of Eligible Employees who are Non-highly Compensated Employees for the Plan Year, or (B) the Average Contribution Percentage of the group of Eligible Employees who are Non-highly Compensated Employees for the Plan Year, and

          (ii) two percentage points plus the lesser of Paragraphs (i)(A) or
     (i)(B) above. In no event, however, shall the amount described in this Paragraph exceed 200% of the lesser of Paragraphs (i)(A) or (i)(B) above.

4.10 MINIMUM COVERAGE

     If the Plan fails to satisfy IRC ss.ss. 401(a)(26), 410(b)(1) or 410(b)(2)(A)(i), it shall adopt and implement a corrective amendment in accordance with Treas. Reg. ss. 1.401(a)(4)-11(g); Provided, however, such amendment must be made on or before the fifteenth day of the tenth month after the end of the Plan Year in order to be taken into account for the preceding Plan Year.

4.11 PERMISSIBLE TYPES OF EMPLOYER CONTRIBUTIONS

     Payments on account of the contributions due from the Employer for any year may be made in cash or in kind; Provided, however, contributions made "in kind" must be valued at fair market value on the date contributed; Provided, further, assets may not be contributed if such contribution violates the prohibited transaction rules of IRC ss. 4975 or the corresponding rules under ERISA ss. 406, if applicable.

4.12 LOANS TO PARTICIPANTS

     (a) The Trustee may loan to any Participant an amount or amounts which, when added to the outstanding balance of all prior loans to the Participant under this Plan and all other plans maintained by the Employer, does not exceed the lesser of: (i) $50,000 (reduced by the excess, if any, of (A) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date such loan is made over (B) the outstanding balance of loans from the Plan on the date on which such loan is made) or (ii) one-half of such Participant's vested Accrued Benefit, or if greater, the total Accrued Benefit up to $10,000. For purposes of the preceding sentence all loans from all qualified retirement plans maintained by the Employer and an Affiliated Employer shall be treated as included with this Plan for purposes of the limitations relating to the dollar amounts of permissible loans and the length of time of repayment. Provided, however, only Accrued Benefits under this Plan shall be taken into account, in applying the limitations of (ii). A loan may not be made to an Owner-employee or Shareholder-employee, as defined in IRC ss. 4975(d).

     (b) Loans may not be made to Participants who are Highly Compensated Employees, officers, or shareholders in amounts greater than amounts made available to other Participants, and such loans must be made available to all Participants on a reasonably equivalent basis. However, loans will not be made in an amount less than $1,000.

     (c) Loans made must bear a reasonable rate of interest, considering all relevant factors, including current bank interest rates, and must be adequately secured, as determined by the Plan Administrator. The Participant's Accounts, including the Salary Reduction Account, of the borrower may be pledged as security for such loans. The loan, principal and interest shall be repaid in substantially level amortization payments (which payments shall occur not less frequently than quarterly) over a term not to exceed five years from the date of the loan. Notwithstanding the preceding sentence, the repayment of loans may be extended a reasonable time beyond five years if such loan (as determined as of the date of the loan) is used to acquire a dwelling unit which is to be used as a principal residence of the Participant. An assignment or pledge of any portion of the Participant's Accrued Benefit will be treated as a loan under this Section. All costs and expenses in connection with obtaining the loans and perfecting the Plan's security interest therein, including but not limited to taxes, recording fees, filing fees and attorney's fees shall be prepaid by the Participant or shall be deducted from the total proceeds of the loan.

     (d) In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan.

     (e) Loans shall be allocated to the accounts of the Participant to whom the loan is made and repayment of principal and interest on the loan shall be allocated to such accounts in the proportion in which the funds were borrowed.

     (f) The Trustee may adopt a loan policy, provided that it shall not conflict with the Plan or IRC ss. 4975(d).


4.13 ROLLOVER CONTRIBUTIONS

     (a) Any Employee may make a Rollover Contribution to this Plan. Provided, however, the trust from which the funds are to be transferred must permit the transfer to be made, and provided, further, in the opinion of the Employer's legal counsel, such transfer will not jeopardize the tax exempt status of this Plan or Trust or create adverse tax consequences for the Employer. Rollover Contributions shall be made by delivery to the Trustee (or to the Plan Administrator for delivery to the Trustee) for deposit in the Trust. All Rollover Contributions shall be in cash or property, satisfactory to the Trustee, whose decision in this regard shall be final. The Trustee shall not accept Rollover Contributions of accumulated deductible employee contributions from a Simplified Employee Pension Plan, or in the form of a direct transfer from an y qualified plan that is required to provide benefits in the form of a Qualified Join and Survivor Annuity or a Qualified Pre-retirement Survivor Annuity, as defined in IRC ss. 417(b) and (c).

     (b) A Participant's Rollover Contributions shall be allocated to his Rollover Account.

     (c) Rollover Contributions shall not be considered to be Participant contributions for the purpose of calculating the allocation limitations under
Article V.

                     ARTICLE V - ADMINISTRATION OF ACCOUNTS

5.1  INVESTMENTS

     The amounts allocated to the Participant's Accounts including the Salary Reduction Account, Qualified Non-elective Account and Qualified Matching Account shall be invested by the Trustee in accordance with Article VIII.

5.2  INVESTMENT FUNDS

     The Trustee shall cause all contributions paid to it by the Employer and, if applicable Participants, and the income therefrom, (hereinafter "Plan Assets") to be held and administered as a common fund, and the Trustee shall not be required to invest separately any share of the Plan Assets of any Participant except as specifically provided herein. The Trustee may adopt reasonable rules for the administration of the Plan Assets and for the determination of the proportionate interest of each Participant therein. The Trustee may, but shall be under no obligation to, invest the Plan Assets in two or more investment funds and permit Participants to elect the investment fund or funds into which the interest of each Participant in the Plan shall be invested.

5.3  VALUATION OF ASSETS

     The assets of the Plan shall be valued at fair market value as of the close of the last day of each Plan Year and at such other times as the Trustee may, in its discretion, determine, provided that the use of such interim valuations does not result in discrimination prohibited by IRC ss. 401(a)(4). The Participant's Accounts including the Salary Reduction Account, Qualified Non-elective Account and Qualified Matching Account shall be adjusted for any net appreciation or net depreciation in the Plan Assets and any net income or net loss of the Plan for such year, or other valuation period, with each account being credited or charged in the ratio that the amount of the account bears to the total of all remaining accounts at such times as the Plan Administrator may, in its discretion, determine. For the purpose of such adjustment of accounts, any contribution made by the Employer with respect to that Plan Year or by the Employer during the Plan Year shall be considered as having been made immediately after such valuation and adjustment.

5.4  LIMITATIONS ON ALLOCATIONS TO EACH PARTICIPANT

     (a) Defined Contribution Plan Limitations

     Notwithstanding any other provision of this Plan the maximum Annual Additions for any Plan Year which may be made on behalf of any Participant to his Participant's Accounts under this Plan or any other defined contribution plan is the lesser of $30,000, as adjusted in accordance with IRC ss. 415 or 25 percent of the Participant's 415 Compensation.

     (b) If, as a result of a reasonable error in estimating a Participant's 415 Compensation, a reasonable error in determining the amount of Participant Contributions that may be made with respect to any Participant under the limits of this Section or other facts and circumstances to which Treasury Regulation ss.1.415-6(b)(6) shall be applicable, the Annual Additions under this Plan would cause the maximum Annual Additions to be exceeded for any Participant, the Plan Administrator shall (i) distribute any Participant Contributions credited for the Plan Year to the extent that the return would reduce the "excess amount" in the Participant's accounts (ii) hold any "excess amount" remaining after the return of any Participant Contributions in a "Section 415 suspense account" (iii) use the "Section 415 suspense account" in the next Plan Year (and succeeding Plan Years if necessary) to reduce Employer contributions for that Participant if that Participant is covered by the Plan as of the end of the Plan Year, or if the Participant is not so covered, allocate and reallocate the "Section 415 suspense account" in the next Plan Year to all Participants in the Plan before any Employer or Employee contributions which would constitute Annual Additions are made to the Plan for such Plan Year (iv) reduce Employer contributions to the Plan for the next Plan Year (and succeeding Plan Years if necessary) by the amount of the "Section 415 suspense account" allocated and reallocated during such Plan Year.

     For purposes of this Section, "excess amount" for any Participant for a Plan Year shall mean the excess, if any, of (i) the Annual Additions which would be credited to his account under the terms of the Plan without regard to the limitations of IRC ss. 415 over (ii) the maximum Annual Additions determined pursuant to this Section.

     For purposes of this Section, "Section 415 suspense account" shall mean an unallocated account equal to the sum of "excess amounts" for all Participants in the Plan during the Plan Year. The "Section 415 suspense account" shall not share in any earnings or losses of the Trust Fund.

5.5  DESIGNATION OF BENEFICIARY

     Each Participant may designate from time to time in writing one or more Beneficiaries, who will receive the Participant's vested Accrued Benefit in the event of the Participant's death. If the Participant dies without having made a Beneficiary designation, the Trustee shall distribute such benefits in the following order of priority: to the deceased Participant's (a) spouse, (b) lineal descendants, (c) parents, or (d) estate.

     However, in the event of the death of a married Participant, the surviving spouse must be the sole beneficiary unless the surviving spouse has consented in writing to a different election, has acknowledged the effect of such election, and the consent and acknowledgment are witnessed by the Trustee or a notary public. The consent of the spouse shall not be necessary if it is established to the satisfaction of the Trustee that there is no spouse, the spouse cannot reasonably be located, or for such other reasons as the regulations may prescribe. The consent of a spouse as reason for not requiring such consent shall be applicable only to that spouse. If the spouse of a Participant becomes locatable or if a Participant remarries, it shall be the duty of the Participant to bring that fact to the attention of the Trustee. If the Participant so notifies the Trustee, the Trustee shall then, if applicable, proceed to make available to such spouse the consent of spouse procedures described in this Section.

                              ARTICLE VI - VESTING

6.1  100% VESTED ACCOUNTS

     The Accrued Benefit in the Salary Reduction and Rollover Account of an Employee shall be 100% vested at all times.

6.2 COMPANY OPTIONAL ACCOUNT VESTING ON RETIREMENT AGE, DEATH, AND TOTAL AND PERMANENT DISABILITY

     If a Participant reaches Normal Retirement Age or a Participant's employment is terminated by reason of death or Total and Permanent Disability, 100% of the Accrued Benefit in his Company Optional Account shall vest in the Participant (or in his Beneficiary, as the case may be) and shall be distributed or set aside in accordance with the provisions of Article VII.

6.3 COMPANY MATCHING ACCOUNT VESTING ON RETIREMENT AGE, DEATH OR TOTAL AND PERMANENT DISABILITY

     If a Participant reaches Normal Retirement Age or a Participant's employment is terminated by reason of death or Total and Permanent Disability, 100% of the Accrued Benefit in his Company Matching Account, shall vest in the Participant (or in his Beneficiary, as the case may be) and shall be distributed or set aside in accordance with the provisions of Article VII.

6.4  COMPANY OPTIONAL ACCOUNT VESTING ON TERMINATION

     If a Participant's employment is terminated other than by reason of Retirement, the following percentages of the Accrued Benefit in the Company Optional Account of the Participant shall vest in the Participant and shall be distributed to or set aside for him in accordance with the provisions of Article
VII:

       TOTAL SERVICE FOR VESTING                   VESTED PERCENTAGE
       -------------------------                   -----------------
       1 Year or less                                      0%
       2 Years                                            20%
       3 Years                                            40%
       4 Years                                            60%
       5 Years                                            80%
       6 Years or more                                   100%

     The nonvested portion of the Accrued Benefit of a terminated Participant shall be administered by the Trustee as a Forfeiture pursuant to the applicable sections of Article IV. Provided, however, forfeiture of a terminated Participant's nonvested Accrued Benefit will not occur prior to the earlier of:
(i) a Cash-out distribution or (ii) the time at which the terminated Participant experiences 5 consecutive One Year Breaks in Service.

     In the case of a Participant who has 5 or more consecutive One Year Breaks in Service, the Participant's pre-break service will count in vesting of his Accrued Benefit only if either: (i) such Participant has any nonforfeitable interest in his Accrued Benefit attributable to Employer contributions at the time of separation from service, or (ii) upon returning to service the number of consecutive One Year Breaks in Service is less than the number of Years of Service.

     In the case of a Participant who has 5 consecutive One Year Breaks in Service, all Years of Service after such Breaks in Service will be disregarded for the purpose of vesting his Accrued Benefit attributable to Employer contributions that accrued before such breaks, but both pre-break and post-break service will count for the purposes of vesting the Accrued Benefit attributable to Employer contributions that accrues after such breaks. Both accounts will share in the earnings and losses of the fund.

     In the case of a Participant who does not have 5 consecutive One Year Breaks in Service, both the pre-break and post-break service will count in vesting both the pre-break and post-break Accrued Benefit attributable to Employer contributions.

6.5  COMPANY MATCHING ACCOUNT VESTING ON TERMINATION

     If a Participant's employment is terminated other than by reason of Retirement, death or Total and Permanent Disability, the following percentages of the Accrued Benefit in the Company Matching Account of the Participant shall vest in the Participant and shall be distributed to or set aside for him in accordance with the provisions of Article VII:

         TOTAL SERVICE FOR VESTING                  VESTED PERCENTAGE
         -------------------------                  -----------------
         1 Year or less                                      0%
         2 Years                                            20%
         3 Years                                            40%
         4 Years                                            60%
         5 Years                                            80%
         6 Years or more                                   100%


     The nonvested portion of the Accrued Benefit of a terminated Participant's Company Matching Account shall be administered by the Trustee as a Forfeiture and allocated to other Participant's Company Matching Ac-counts pursuant to the applicable sections under Articles IV. Provided, however, forfeiture of a terminated Participant's nonvested Accrued Benefit will not occur prior to the earlier of: (i) a Cash-out distribution or (ii) the time at which the terminated Participant experiences five consecutive One Year Breaks in Service.

     In the case of a Participant who has 5 or more consecutive One Year Breaks in Service the Participant's pre-break service will count in vesting of his Accrued Benefit only if either: (i) such Participant has any nonforfeitable interest in his Accrued Benefit attributable to Employer contributions at the time of separation from service, or (ii) upon returning to service the number of consecutive One Year Breaks in Service is less than the number of Years of Service.

     In the case of a Participant who has 5 consecutive One Year Breaks in Service, all Years of Service after such Breaks in Service will be disregarded for the purpose of vesting his Accrued Benefit attributable to Employer contributions that accrued before such breaks, but both pre-break and post-break service will count for the purposes of vesting the Accrued Benefit attributable to Employer contributions that accrues after such breaks. Both accounts will share in the earnings and losses of the fund.

     In the case of a Participant who does not have 5 consecutive One Year Breaks in Service, both the pre-break and post-break service will count in vesting both the pre-break and post-break Accrued Benefit attributable to Employer contributions.

6.6  RESTORATION OF FORFEITURES

     If a Participant forfeits part of his Accrued Benefit and then resumes employment with the Employer before the occurrence of five consecutive One Year Breaks in Service, until such time as there is a fifth consecutive One Year Break in Service, the Participant's vested portion of the balance in his account at any time shall be equal to an amount ("X") determined by the formula X = P(AB + D) - D, where "P" is the vested percentage at such time, "AB" is the balance in the Participant's account at such time and "D" is the amount of distribution multiplied by the ratio of the account balance at such time to the account balance after distribution.

     If an Employee is deemed to receive a distribution pursuant to Article VII, and the Participant resumes employment covered under the Plan before the date the Employee incurs five consecutive One Year Breaks in Service, upon the reemployment of such Employee, the balance of the Company Optional and Company Matching Account of the Employee will be restored to the amount on the date of such deemed distribution.

     If the Participant's forfeited Accrued Benefit is restored pursuant to this Section, the restoration shall be made first out of Forfeitures, if any, and then by additional Employer contributions.

                     ARTICLE VII - DISTRIBUTION OF BENEFITS

7.1  METHOD OF DISTRIBUTION OF SALARY REDUCTION ACCOUNT

     (a) Amounts held in the Participant's Salary Reduction Account may not be distributable earlier than:

          (i) a Participant's termination of employment, Total and Permanent Disability, or death;

          (ii) a Participant's attainment of age 59 1/2;

          (iii) the termination of the Plan without the establishment or existence of another defined contribution plan, other than an employee stock ownership plan (as defined in IRC ss. 4975(e)), simplified employee pension plan (as defined in IRC ss. 408(k)) or a SIMPLE IRA plan (as defined in IRC ss. 408(p));

          (iv) the date of disposition by the Employer to an entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of IRC ss. 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition with respect to a Participant who continues employment with the corporation acquiring such assets;

          (v) the date of disposition by the Employer, or an Affiliated Employer who maintains the Plan, of its interest in a subsidiary (within the meaning of IRC ss. 409(d)(3)) to an entity which is not an Affiliated Employer but only with respect to a Participant who continues employment with such; or

          (vi) the proven financial hardship of a Participant, subject to the limitations of this Article.

     (b) If a Participant's employment is terminated at any time for any reason the amount, if any, in his Salary Reduction Account shall be distributed with the Participant's Accrued Benefit when permissible pursuant to this Article.

     (c) If a Participant requests a withdrawal prior to his Termination Date, any amounts distributed to him shall be withdrawn in the following sequence:

          (i) Part or all of his Salary Reduction Contributions made before January 1, 1987 not previously withdrawn, but not more than the current value thereof;

          (ii) Upon the withdrawal of all amounts withdrawn pursuant to Paragraph (i), part or all of his Salary Reduction Contributions made after December 31, 1986 not previously withdrawn, but not more than the current value thereof, together with the share of accumulated income, gains and losses attributable to the Salary Reduction Contributions so distributed (determined at the time of such distributions);

          (iii) Upon the withdrawal of all amounts withdrawable pursuant to this Subsection, a Participant may withdraw part or all of the accumulated income, gains and losses on his Salary Reduction Account not previously withdrawn.

          (iv) The amount of accumulated income, gains and losses attributable to the distribution of Salary Reduction Contributions made after December 31, 1986, pursuant to Paragraph (ii) shall be determined by multiplying the sum distributed by a fraction the numerator of which is the difference, determined immediately before such distribution, between the value of the post-1986 portion Salary Reduction Contribution account and the post-1986 portion contributions and the denominator of which is the value of the post-1986 Salary Reduction Account immediately before such distribution. "Post-1986 Salary Reduction Contribution" shall refer to Salary Reduction Contributions made after December 31, 1986, and "post-1986 Salary Reduction Account" shall refer to post-1986 Salary Reduction Contributions and the accumulated income, gains and losses thereon.

     (d) This Section shall, in its entirety, also apply to distributions of Qualified Non-elective Contributions and Qualified Matching Contributions.

7.2  METHOD OF AND RESTRICTIONS ON DISTRIBUTION OF PARTICIPANT'S ACCOUNTS

     (a) The Participant shall elect to receive distribution of his accounts, excluding those accounts distributed in accordance with Section 7.1, in one of the following forms: (i) lump-sum distribution, (ii) a Cash-out, or (iii) a direct rollover.

     Notwithstanding the preceding, if a Participant's vested Accrued Benefit at the time he terminates employment (through severance, death, or Total and Permanent Disability) does not exceed $5,000 and subject to the direct rollover provisions, the entire amount of such Accrued Benefit shall be distributed in the form of an Involuntary Cash-out within 90 days after such termination of employment and the nonvested portion will be treated as a Forfeiture. For purposes of this Paragraph, if the value of a Participant's vested Accrued Benefit is zero, the Participant shall be deemed to have received a distribution of such vested Accrued Benefit. A Participant's vested Accrued Benefit shall not include accumulated deductible employee contributions within the meaning of IRC ss. 72(o)(5)(B) for plan years beginning prior to January 1, 1989.

     If a Participant terminates employment, and elects, in accordance with the requirements of the appropriate sections under this Article, to receive the value of the Participant's vested Accrued Benefit, the nonvested portion will be treated as a Forfeiture. If the Participant elects to have distributed less than the entire vested portion of the Accrued Benefit in his Company Optional Account (or Company Matching Account), the part of the nonvested portion that will be treated as a Forfeiture is the total nonvested portion multiplied by a fraction the numerator of which is the amount of the distribution attributable to Company Optional Contributions (or Company Matching Contributions) and the denominator of which is the total value of the vested Accrued Benefit in his Company Optional Account (or Company Matching Account).

     If a hardship distribution is made at a time when a Participant has a nonforfeitable right to less than 100% of the account balance derived from Employer Contributions and the Participant may increase the nonforfeitable percentage in the account, at any relevant time the Participant's nonforfeitable portion of the separate account will be equal to an amount (X") determined by the formula: X =P(AB + D) - D

     For purposes of applying the formula: P is the nonforfeitable percentage at the relevant time, AB is the account balance at the relevant time, and D is the amount of the distribution. The relevant time is the time at which the vested percentage in the account cannot increase.

     All distributions required under this Article shall be determined and made in accordance with the Proposed regulations under IRC ss. 401(a)(9), including the minimum distribution incidental benefit requirement of Proposed Treasury Regulation ss. 1.401(a)(9)-2.

     (b) If the value of a Participant's vested Accrued Benefit derived from Employer and Employee Contributions exceeds $5,000 and the Accrued Benefit is immediately distributable, the Participant must consent to any distribution of such Accrued Benefit. The consent of the Participant shall be obtained in writing within the 90-day period ending on the distribution date. The Plan Administrator shall notify the Participant of the right to defer any distribution until the Participant's Accrued Benefit is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefits available under the Plan in a manner that would satisfy the notice requirements of IRC ss. 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the distribution or annuity starting date. However, distribution may commence less than 30 days after the notice described in the preceding sentence is given, provided the distribution is one to which IRC ss.ss. 401(a)(11) and 417 do not apply, the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and the Participant, after receiving the notice, affirmatively elects a distribution.

     No consent on behalf of the Participant shall be required to the extent that distribution is required to satisfy IRC ss. 401(a)(9) or ss. 415. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or any entity within the same controlled group as the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in IRC ss. 4975(e)(7)), the Participant's Accrued Benefit will, without the Participant's consent, be distributed to the Participant. However, if any entity within the same controlled group as the Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in IRC ss. 4975(e)(7)) then the Participant's Accrued Benefit will be transferred to the other plan if the Participant does not consent to an immediate distribution.

     The Accrued Benefit is immediately distributable if any part of the Accrued Benefit could be distributed to the Participant before the Participant attains, or would have attained if not deceased, the later of Normal Retirement Age or age 62.

     For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first plan year beginning after December 31, 1988, the Participant's vested Accrued Benefit shall not include amounts attributable to accumulated deductible employee contributions within the meaning of IRC ss. 72(o)(5)(B).

7.3  HARDSHIP DISTRIBUTION

     (a) The Employer, at the election of the Participant, shall direct the Plan Administrator to distribute to any Participant in any one Plan Year all or part of his Salary Reduction Account and/or up to the lesser of the vested portion of his Participant's Accounts (excluding any Qualified Non-elective or Qualified Matching Accounts) valued as of the last Anniversary Date or other valuation date or the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the valuation date immediately preceding the date of distribution, and the affected Participant's account shall be reduced accordingly. Withdrawal under this Section shall be authorized if the distribution is on account of:

          (i) Expenses for medical care described in IRC ss. 213(d) previously incurred by the Participant, his spouse, or any of his dependents (as defined in IRC ss. 152) or necessary for these persons to obtain medical care;

          (ii) The costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

          (iii) Funeral expenses for a member of the Participant's family;

          (iv) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his spouse, children, or dependents; or

          (v) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

     (b) A distribution may only be made pursuant to this Section if:

          (i) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

          (ii) All plans maintained by the Employer provide that the Employee's Salary Reduction Contributions will be suspended for 12 months after the receipt of the hardship distributions; and

          (iii) The distribution is not in excess of the amount required in Subsection (a) (including amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.)

     (c) Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of this Article, including, but not limited to, all notice and consent requirements of IRC ss. 417 and ss. 411(a)(11) and the regulations thereunder.

     (d) Distributions made pursuant to this Section shall be subject to the "early distribution" tax of IRC ss. 72(t).

7.4  TIME OF DISTRIBUTION

     (a) After the Participant has retired, has died, or has terminated his employment, then the lump-sum payment, Cash-out, or direct rollover, as the case may be, shall be made no earlier than the next regular valuation of the Plan. Provided, however, if the distribution is made in the form of a Cash-out, the distribution shall be made at such later time at which the Participant elects. However, unless the Participant otherwise consents, all such distributions shall begin no later than 60 days after the end of the Plan Year in which occurs the latest of the following:

          (i) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age;

          (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan; or

          (iii) the Termination Date.

     Notwithstanding the foregoing, the failure of a Participant and spouse, if applicable, to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 7.1, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Subsection.

     (b) Distributions made on or after the first day of the first plan year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible employee contributions, as defined in IRC ss. 72(o)(5)(B), and maintained on behalf of a Participant in a money purchase pension plan (including a target benefit plan) shall be made in accordance with this Subsection if the following conditions are satisfied: (i) the Participant does not or cannot elect payments in the form of a life annuity; and (ii) on the death of a Participant, the Participant's vested Accrued Benefit will be paid to the Participant's surviving spouse, but if there is no surviving spouse, or if the surviving spouse has consented in a manner conforming to a qualified election pursuant to IRC ss. 417, then to the Participant's designated Beneficiary. The surviving spouse may elect to have distribution of the vested Accrued Benefit commence within the 90 day period following the date of the Participant's death. The Accrued Benefit shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of Accrued Benefits for other types of distributions.

     (c) Distributions, computed in accordance with Subsection (d), shall commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 except that benefit distributions to a participant (other than a 5-percent owner) with respect to benefits accrued after the later of the adoption or effective date of the amendment to the plan must commence by the later of the April 1 of the calendar year following the calendar year in which the participant attains age 70 1/2 or retires. However, distributions for a Participant who attains age 70 1/2 before January 1, 1988, shall commence in accordance with (i) or (ii) below:

          (i) Non-five-percent owners. Distributions for a Participant who is not a five-percent owner shall commence on April 1 of the calendar year following the calendar year in which the later of Retirement or attainment of age 70 1/2 occurs.

          (ii) Five-percent owners. Distributions for a Participant who is a five-percent owner during any year beginning after December 31, 1979, shall commence on April 1 following the later of (A) the calendar year in which the Participant attains age 70 1/2, or (B) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a five-percent owner, or the calendar year in which the Participant retires.

     Distributions for a Participant who is not a five-percent owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, shall commence on April 1, 1990.

     A Participant is treated as a five-percent owner for purposes of this
Section if such Participant is a five-percent owner as defined in IRC ss. 416 at any time during the plan year ending with or within the calendar year in which such owner attains age 70 1/2 or any subsequent plan year.

     Once distributions have begun to a five-percent owner under this Section, they must continue to be distributed even if the Participant ceases to be a five-percent owner in a subsequent year.

     (d) If distributions are made in installments rather than a lump sum distribution or a Cash-out, then (i) the installments must be in equal amounts and payable not less often than annually over a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary, or
(ii) the amount of the installment to be distributed annually must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his designated Beneficiary over a period not extending beyond the life expectancy of the Participant's designated Beneficiary. Life expectancy and joint and last survivor expectancy are computed by the use of the expected return multiples contained in Treasury Regulation ss. 1.72-9. For purposes of this computation, the life expectancy of a Participant, a Participant's spouse or nonspouse Beneficiary shall not be recalculated.

     For calendar years beginning before January 1, 1989, if the Participant's spouse is not the designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant. For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of the applicable life expectancy or if the Participant's spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Treasury Regulation Q&A-4 ss. 1.401(a)(9)-2. Distributions after the death of the Participant shall be distributed using the applicable life expectancy referred to above as the relevant divisor without regard to Treasury Regulation ss. 1.401(a)(9)-2.

     (e) If the Participant dies after distributions to him have begun but before his entire Accrued Benefit has been distributed to him, the remaining portion of his Accrued Benefit shall be distributed from the Plan at least as rapidly as under the method of distribution previously established for him.

     (f) If the Participant dies before distribution of his interest commences, then distributions of the Participant's remaining Accrued Benefit must be completed by the end of the fifth calendar year following the year of his death. Provided, however, an election may be made to permit installment distributions to a designated Beneficiary which begin not later than the end of the calendar year following the death of the Participant and such distributions shall be treated as complying with this 5 year distribution requirement (even though the installment payments are not completed within 5 years of the Participant's death) if the distributions are made at a rate which is not longer than that calculated (in the manner described in Subsection (d) herein) to provide payment of all the Participant's Accrued Benefit during the anticipated life expectancy of the designated Beneficiary. Provided that if the designated Beneficiary is the surviving spouse of the deceased Participant, an election may be made to permit the distributions to begin not earlier than the later of December 31 of the calendar year immediately following the calendar year in which the Participant died and December 31 of the calendar year in which the Participant would have attained the age of 70 1/2.

     If the Participant has not made an election pursuant to this Subsection by the time of his death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of: (i) December 31 of the calendar year in which distributions would be required to begin under this Subsection, or (ii) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     If the surviving spouse dies before distributions to the surviving spouse have begun, the Plan may make distributions at such times as described in this Subsection as it would have if the surviving spouse had been the Participant. If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

     (g) For purposes of this Section, any amount paid to a child of a Participant will be treated as if it had been paid to the surviving spouse of the Participant if such remaining amount becomes payable to the surviving spouse when the child reaches the age of majority.

7.5  DISTRIBUTION AFTER DEATH OF PARTICIPANT

     In the event of the death of a Participant after installment payments have begun, but prior to completion of such payments, the full amount of such unpaid benefits shall continue to be paid in the form of the previously established installments except that the Beneficiary may request that the remaining Accrued Benefit be paid in a lump sum.

     In the event of the death of the Participant prior to the start of any payment of his Accrued Benefit, distributions shall be made in the form and at the time or times selected by the Beneficiary.

7.6  DISTRIBUTION AFTER DEATH OF BENEFICIARY

     In the event of the death of a Beneficiary (or a contingent Beneficiary, if applicable) prior to the completion of payment of benefits due the Beneficiary from the Plan, the full amount of such unpaid benefits shall at once vest in and become the property of the estate of said Beneficiary.

7.7  DIRECT ROLLOVER

     The Plan Administrator shall advise any distributee entitled to receive an eligible rollover distribution, at the same time as the notice required to be given pursuant to Article VII (or such other time as is permitted by law), of his right to elect a direct rollover to an eligible retirement plan pursuant to the provisions of this Section. The distributee, in order to elect a direct rollover, must request in writing to the Plan Administrator that all or a specified portion of the eligible rollover distribution be transferred directly to one or more eligible retirement plans. If more than one direct rollover distribution will be made, the notice specified in the first sentence of this Section must state that the distributee's initial election to make or not to make a direct rollover will remain in effect unless he gives the Plan Administrator written instructions to change the election, in which case the new election will remain in effect until changed. If a distribution will be made on behalf of the distributee in more than one year, the notice specified in the first sentence of this Section must be given to the distributee in each year in which there is an eligible rollover distribution, and the distributee must file a new election with the Plan Administrator if he wishes to have the eligible rollover distribution transferred directly to an eligible retirement plan.

     For purposes of this Section, the following definitions shall apply:

     (a) A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

     (b) A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's (or former Employee's) spouse or former spouse who is the Alternative payee under a qualified domestic relations order, as defined in IRC ss. 414(p), are distributees relative to the interest of the spouse or former spouse.

     (c) An "eligible retirement plan" is a retirement plan/trust which meets the requirements of IRC ss. 401(a), an annuity described in IRC ss. 403(a), an individual retirement account described in IRC ss. 408(a), or an individual retirement annuity (other than an endowment contract) described in IRC ss. 408(b), the terms of which permit the acceptance of a direct rollover of the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or an individual retirement annuity. The Plan Administrator may establish reasonable procedures for ascertaining that the eligible retirement plan meets the preceding requirements.

     (d) An "eligible rollover distribution" is any distribution from this Plan on or after January 1, 1993 of all or any portion of the balance to the credit of the distributee, except for distributions (or portions thereof) which are:

          (i) Part of a series of substantially equal periodic payments (not less frequently than annually) made over the life of the Employee (or the joint lives of the Employee and the Employee's designated Beneficiary), the life expectancy of the Employee (or the joint life and last survivor expectancy of the Employee and the Employee's designated Beneficiary), or a specified period of ten years or more;

          (ii) Required under IRCss.401(a)(9) (relating to the minimum distribution requirements);

          (iii) The portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation in employer securities described in IRC ss. 402(e)(4)); and

          (iv) Any other distribution that is reasonably expected to total less than $200 during a year.

7.8  UNABLE TO LOCATE PARTICIPANT OR BENEFICIARY

     If the Participant or Beneficiary to whom benefits are to be distributed cannot be located, and reasonable efforts have been made to find him, including the sending of notification by certified or registered mail to his last known address, the Trustee may take any of the following actions:

     (a) Distribute the benefits in question to an interest bearing savings account established in the name of the Participant or Beneficiary; or, if the benefits are payable to a Participant (as reasonably determined by the Trustee) the Trustee may distribute the funds to the Participant by placing them in a savings account in the Participant's name or by purchasing U.S. Savings Bonds in the Participant's name and holding them for the Participant;

     (b) The Trustee may allocate the Participant's Accrued Benefits to a segregated account in the manner described in this Article, pending distribution to the Participant when located; or,

     (c) The Participant's Accrued Benefits may be forfeited and reallocated pursuant to the applicable sections of Articles VI and IV, respectively. If the Participant subsequently returns to employment or the Participant or Beneficiary makes a claim relative to his Accrued Benefits, such Forfeiture shall be restored pursuant to the applicable sections of Article VI. The restoration shall be made first out of Forfeitures, if any, and then by additional Employer contributions.

7.9  REPAYMENT OF CASH-OUT

     If a Participant receives a Cash-out distribution from the Plan as a result of terminating his employment at such time as he is less than 100% vested as to his Accrued Benefit, he shall have the right to repay to the Plan the Cash-out distribution prior to the earlier of: (i) five years from the individual again becoming an Employee, or (ii) the completion of five consecutive One Year Breaks in Service following the date of distribution of the Cash-out to the Participant. If the Participant makes such payment within the time specified in the preceding sentence, any nonvested portion of his Cash-out distribution which was forfeited pursuant to this Article will be restored to his credit. The permissible sources of restoration of the forfeited portion of a Cash-out distribution are Forfeitures and Employer contributions.

7.10 QUALIFIED DOMESTIC RELATIONS ORDERS

     Notwithstanding any other provisions of this Article, any Accrued Benefit of a Participant may be apportioned between the Participant and the Alternative payee (as defined in IRC ss. 414(p)(8)) through separate accounts. The Trustee may direct distributions to an Alternative payee pursuant to a qualified domestic relations order as defined in IRC ss. 414(p)(1)(A) prior to the date on which the Participant attains the earliest retirement age, provided that the Trustee has properly notified the affected Participant and each Alternative payee of the order and has determined that the order is a qualified domestic relations order as defined in IRC ss. 414(p)(1)(A). The Alternative payee shall be paid his separate account, computed as of the valuation date described in
Section 5.3, in a lump sum payment regardless of the value of such lump sum payment unless the domestic relations order specifies a different manner of payment permitted by the Plan. The Alternative payee shall not be required to consent to such lump sum payment. The Trustee shall adopt reasonable procedures to determine the qualified status of domestic relations orders and to administer the distributions thereunder.


                 ARTICLE VIII - DUTIES AND AUTHORITY OF TRUSTEE

8.1  RECEIVE PAYMENTS

     The Trustee shall receive from the Employer its contributions under the Plan and contributions by Participants, if any. However, the Trustee shall have no duty to compute any amount due from the Employer or to collect the same.

8.2  EVALUATE ASSETS

     The Trustee shall evaluate the assets of the Trust Fund as of the close of the last day of each Plan Year, and at such other times as the Plan Administrator may determine, at their fair market value and allocate the sums contributed by the Employer and by Participants, if any, plus the net income or minus the net loss of the Trust Fund and plus the net appreciation or minus the net depreciation in the Trust Fund to separate bookkeeping accounts in the names of the respective Participants under the Plan in accordance with the provisions of Article V.

8.3  SEGREGATION OF ACCOUNTS

     When directed in writing by the Plan Administrator, the Trustee shall segregate the accounts of terminated Participants in accordance with the specific provisions herein and make payments out of the Trust Fund from time to time to the Participants or their Beneficiaries, such payments to be made in the manner and in the amounts as may be specified in the written instructions of the Plan Administrator.

8.4  TAX RETURNS AND REPORTS

     If the Trustee is a corporate fiduciary, then such Trustee shall prepare or cause to be prepared and filed, all tax returns, reports, and related documents, except as otherwise specifically provided in this Plan or unless the Plan Administrator, in writing, relieves the Trustee of such obligation, in part or entirely, in which case the Plan Administrator, or the person or persons it designates, shall be responsible for filing the tax returns, reports, and related filings as provided by the Plan Administrator. The Trustee shall be entitled to rely on the accuracy of any written statement from the Plan Administrator or from any officer of the Employer as to those matters provided in Article IX.

8.5  POWERS

     The Trustee is authorized and empowered to:

     (a) Invest and reinvest the Trust Fund, without distinction between principal and income, in such securities or property, real or personal, as the Trustee shall deem advisable, including but not limited to, bank accounts, certificates of deposit, common stocks, preferred stocks, bonds, notes, Treasury Bills, debentures, mortgages, U.S. retirement plan bonds, and in other property, real or personal, so long as the incidents of ownership of such property are within the jurisdiction of the United States, and so long as such investments do not violate applicable law. The Trustee shall at all times in making investments of the Trust Fund consider, among other factors, the short and long-term financial needs of the Plan on the basis of information furnished by the Employer. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments. However, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at all times the Plan may qualify as a qualified profit sharing 401(k) plan and trust.

     (b) Sell, exchange, convey, transfer, or otherwise realize the value of any property held by it. No person dealing with the Trustee shall be bound to verify the application of the sales proceeds or to inquire into the validity, expediency, or propriety of any such sale or disposition.

     (c) Convert any stocks, bonds, or other securities. Give general or special proxies or powers of attorney with or without power of substitution. Exercise any warrants, conversion privileges, subscription rights, or other options and make any payments incidental thereto. Vote upon any stocks, bonds, or other securities. Oppose, or consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and delegate discretionary powers to pay any assessments or charges in connection therewith. Generally exercise any of the powers of an owner with respect to stocks, bonds, securities or other properties held in the Trust Fund.

     (d) Make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any other instruments that may be necessary or appropriate to carry out the powers herein granted.

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


     (e) Register any investments held in the Trust Fund in its own name or in the name of a nominee or nominees and hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund.

     (f) Invest all or a part of the Trust Fund in deposits which bear a reasonable rate of interest in a bank or similar financial institution, even though such institution is a Trustee or other fiduciary, as defined in IRC ss. 4975(e)(3).

     (g) Invest in a common or collective trust fund or pooled investment fund maintained by a bank or trust company or a pooled investment fund of an insurance company qualified to do business in a State even though such bank, trust company or insurance company is a disqualified person as defined in IRC ss. 4975(e)(2).

     (h) Keep such portion of the Trust Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon.

     (i) Accept and retain for such time as the Trustee may deem advisable any securities or other property received or acquired as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder.

     (j) Apply for and procure from responsible insurance companies, to be selected by the Employer, as an investment of the Trust Fund, such annuity, or other contracts (on the life of any Participant) as the Employer shall deem proper. Exercise, at any time or from time to time, whatever rights and privileges may be granted under such annuity, or other contracts. Collect, receive, and settle for the proceeds of all such annuity or other contracts as and when entitled to do so under the provisions thereof.

     (k) Make distributions to Participants or Beneficiaries in cash, insurance policies or any other property.

     (l) Perform all such acts, although not specifically mentioned herein, as the Trustee may deem necessary to administer the Trust Fund and to carry out the purpose of the Trust.

     (m) Loan to Participants such amounts as are permitted pursuant to Article IV.

8.6  EXPENSES

     All brokerage costs, transfer taxes and similar expenses incurred in connection with the investment and reinvestment of the Trust Fund and all taxes of any kind whatsoever which may be levied or assessed under existing or future laws upon or in respect of the Trust Fund, and any interest which may be payable on money borrowed by the Trustee for the purpose of the Trust, shall be charged against and paid from the Trust Fund, and charged proportionately against the amount standing to the credit of each Participant. All other administrative expenses incurred by the Trustee in the performance of its duties, including such compensation to the Trustee as may be agreed upon from time to time between the Employer and the Trustee (in accordance with the Trustee's standard schedule of fees in effect from time to time during the time it administers this Trust, if applicable), and all proper charges and disbursements of the Trustee, may be paid by the Employer, and if not paid by the Employer shall be charged against and paid from the Trust Fund, and charged proportionately against the amount standing to the credit of each Participant. If the Employer advises the Trustee in writing of its determination to make no further contribution to this Trust, the expenses of the Trustee shall thereafter be charged against and paid out of the Trust Fund and a lien for the payment thereof shall be impressed upon the assets of the Trust to be charged proportionately against the amount standing to the credit of each Participant. However, no person who is a disqualified person (as defined in IRC ss. 4975(e)(2)) and who received full-time pay from the Employer, may receive compensation from the Trust, except for reimbursement of expenses properly and actually incurred.

     The Trustee may inspect the records of the Employer whenever such inspection may be reasonably necessary in order to determine any fact pertinent to the performance of its duties as the Trustee. The Trustee, however, shall not be required to make such inspection, but may, in good faith, rely upon any statement of the Employer or any of its officers.

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


8.7  LITIGATION

     The Trustee shall not be required to participate in any litigation either for the collection of moneys or other property due the Trust Fund, or in defense of any claim against the Trust Fund unless the Trustee shall have been indemnified to its satisfaction against all expenses and liability to which the Trustee might become subject.

8.8  WRITTEN INSTRUCTIONS

     When any act of the Trustee is based upon instructions of the Employer or the Plan Administrator, the Trustee may rely upon instructions in writing, signed by an officer of the Employer, or upon written instructions from the Plan Administrator, as appropriate.

8.9  APPOINTMENT OF INVESTMENT MANAGER

     The Trustee, with the written concurrence of the Plan Administrator, may appoint an Investment Manager (as defined in ERISA Section 3(38)), who shall have responsibility for investment of the Trust Fund. The Investment Manager shall have the investment powers granted the Trustee in Section 8.5 except to the extent the Investment Manager's powers are specifically limited by an agreement between the Trustee and Investment Manager.

8.10 RESIGNATION AND REMOVAL OF THE TRUSTEE

     Any Trustee may at any time resign by giving written notice to the Employer, which resignation shall take effect on the date specified and which shall not be less than 30 days from the date of notice unless the Employer shall agree to an earlier date. The Employer may at any time remove any Trustee acting hereunder or appoint a corporation and/or an individual or individuals to be a successor Trustee hereunder in the place of any removed or resigning Trustee.

             ARTICLE IX - DUTIES AND AUTHORITY OF PLAN ADMINISTRATOR

9.1  APPOINTMENT OF PLAN ADMINISTRATOR

     This Plan shall be administered by the Plan Administrator who shall be appointed by the Employer and who shall indicate in writing acceptance of such appointment. The Plan Administrator may resign by delivering written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Plan Administrator if no date is specified. The Employer, upon resignation or removal of the Plan Administrator, shall promptly designate in writing a successor to this position. If the Employer does not appoint a Plan Administrator, the Employer will function as the Plan Administrator.

9.2  NO DISCRIMINATION

     The Plan Administrator shall neither take any action nor direct the Trustee to take any action that would result in benefiting one Participant or group of Participants at the expense of another, or discriminating between Participants similarly situated, or applying different rules to substantially similar sets of facts.

9.3  POWERS

     Except as otherwise provided in the Plan, the Plan Administrator shall have control of the administration of the Plan with all powers necessary to enable it to carry out its duties in that respect. Not in limitation, but in amplification of the foregoing, the Plan Administrator shall have the power to interpret or construe the Plan and to determine all questions that may arise hereunder as to the status and rights of Participants and others hereunder. The Plan Administrator shall have the right, exercisable at any time by delivery to the Trustee of an instrument in writing, to instruct or direct the Trustee with respect to the investment of the Trust Fund. The Plan Administrator may inspect the records of the Employer or Trustee whenever such inspection may be reasonably necessary in order to determine any fact pertinent to the performance of the Plan Administrator. The Plan Administrator, however,

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


shall not be required to make such inspection, but may, in good faith, rely upon any statement of the Trustee or Employer or any of its officers or Employees.

9.4  FILING REPORTS

     The Plan Administrator shall furnish, or shall verify that the Employer furnishes, a summary of this Plan to all Participants, as required by federal law. The Plan Administrator shall furnish to the Trustee the names of all Employees who become eligible as Participants, and the Plan Administrator shall notify each Employee of his eligibility.

9.5  RECORDS AND INFORMATION TO PARTICIPANTS

     The Plan Administrator shall keep a record of all actions taken and shall keep all other books of account, records and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

9.6  PAYMENT OF EXPENSES

     All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Plan Administrator, including, but not limited to, fees of accountants, counsel and other specialists and their agents and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust Fund for any administration expense incurred.

9.7  INFORMATION FROM EMPLOYER

     To enable the Plan Administrator to perform its functions, the Employer shall supply full and timely information to the Plan Administrator on all matters relative to the Compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, disability or termination of employment, or such other pertinent facts as the Plan Administrator may require and the Plan Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Plan Administrator may rely upon such information as is supplied by the Employer but shall have no duty or responsibility to verify such information.

9.8  REVIEW OF PARTICIPANT'S CLAIMS

     In case the claim of any Participant or Beneficiary for benefits under the Plan is denied the Plan Administrator shall provide adequate notice in writing to such claimant, setting forth the specific reasons for such denial. The Plan Administrator shall afford a Participant or Beneficiary whose claim for benefits has been denied sixty (60) days from the date notice of such denial is delivered or mailed in which to appeal the decision in writing to the Plan Administrator. If the Participant or Beneficiary appeals the decision in writing within sixty
(60) days, the Plan Administrator shall review the written comments and any submissions of the Participant or Beneficiary and render its decision regarding the appeal, all within sixty (60) days of such appeal (unless there has been an extension of sixty (60) days due to special circumstances and provided the delay and the special circumstances occasioning it are communicated to the claimant within the original sixty (60) day period). Such notice shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent plan provisions on which the decision is based.

                  ARTICLE X - MODIFICATIONS FOR TOP HEAVY PLANS

10.1 APPLICATION OF ARTICLE

     The provisions in this Article shall take precedence over any other provisions in the Plan with which they conflict.

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


10.2 ACCELERATED VESTING

     For any Plan Year in which this Plan is determined to be a Top Heavy Plan or a Super Top Heavy Plan, the vesting schedule below will automatically apply to the Plan. Provided, however, this vesting schedule will only apply to the extent it provides for quicker vesting of the Participant's Accounts than the vesting schedule contained in Article VI.

                 TOTAL SERVICE FOR VESTING                  VESTED PERCENTAGE
                 -------------------------                  -----------------
                 1 Year or less                                        0%
                 2 Years                                              20%
                 3 Years                                              40%
                 4 Years                                              60%
                 5 Years                                              80%
                 6 Years or more                                     100%


     The above vesting schedule applies to all benefits within the meaning of IRC ss. 411(a)(7) except those attributable to Salary Reduction Contributions including benefits accrued before the effective date of IRC ss. 416 and benefits that accrued prior to the Plan becoming Top Heavy or Super Top Heavy. Further, no decrease in a Participant's vested percentage may occur in the event the Plan's status as Top Heavy changes for any Plan Year. Provided, however, that this Paragraph is inapplicable to account balances of any Employee who does not have an Hour of Service after the Plan has initially become Top Heavy or Super Top Heavy and such Employee's account balance attributable to Company Optional and Company Matching Contributions and Forfeitures will be determined without regard to this Paragraph.

     Should this Plan, having previously been determined to be Top Heavy or Super Top Heavy, be determined not to be Top Heavy or Super Top Heavy, the vesting schedule contained in Article VI shall again be effective except that the vested percentage attained by Participants shall not be reduced thereby and Participants with 3 or more Years of Service shall have the right to select the vesting schedule under which their vested Accrued Benefit will be determined in accordance with Article XI.

10.3 MINIMUM CONTRIBUTIONS

     For any Plan Year in which this Plan is determined to be a Top Heavy Plan, either: (i) a minimum non-integrated Company Optional Contribution shall be made to this Plan, or to another defined contribution plan maintained by the Employer, to the account of each Participant (except those who are separated from service with the Employer at the end of the Plan Year), or (ii) a minimum non-integrated benefit shall be provided to each Participant (except those who are separated from service with the Employer at the end of the Plan Year), pursuant to a defined benefit plan maintained by the Employer. The minimum allocation is determined without regard to Salary Reduction Contributions and any Social Security contribution. Further, this minimum allocation shall be made even though, under other provisions herein, a Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of: (i) the Participant's failure to complete the Plan's service requirement or (ii) the Participant's compensation being less than a stated amount.

     For the purposes of the first sentence of this Section, the minimum Company Optional Contribution provided to each Participant (except those who are separated from service with the Employer at the end of the Plan Year) made to this Plan or to another defined contribution plan maintained by the Employer shall be equal to 3% or 4% of the 415 Compensation of such Participant for a Top Heavy Plan or a Super Top Heavy Plan, respectively. If, however, the sum of the Employer's contributions allocated to the Company Optional Account of each Key Employee for such Top Heavy Plan Year is less than 3% or 4% of each Key Employee's 415 Compensation for a Top Heavy Plan or a Super Top Heavy Plan, respectively, and this Plan is not a member of a Top Heavy Group to enable a defined benefit plan to meet the requirements of IRC ss. 401(a)(4) or IRC ss. 410, the sum of the Employer's contributions allocated to the Company Optional Account of each Participant shall be equal to the largest percentage allocated to the Company Optional Account of any Key Employee. However, no such minimum allocation shall be required in this Plan for any Participant who participates in another defined contribution plan subject to IRC ss. 412 providing such benefits included with this Plan in the Top Heavy Group.

     For the purposes of the first sentence of this Section, the minimum non-integrated benefit provided by the Employer to each Participant (except those who are separated from service with the Employer at the end of the Plan
Year) pursuant to a defined benefit plan maintained by the Employer is an amount, which when expressed as an annual retirement benefit, shall be no less than 2% of the average annual Compensation of such Participant for his 5 highest consecutive years of service, multiplied by the Employee's Years of Service with the Employer, not to exceed 10 years. For the purposes of the preceding sentence, Years of Service with the Employer shall not include Years of Service completed during any Plan Year which begins before January 1, 1984, or Years of Service completed during a Plan Year for which the Plan is not a Top Heavy Plan. For the purposes of this Section, the minimum benefit provided above shall be computed in the form of a Straight Life Annuity, with no ancillary benefits, beginning at Normal Retirement Age.

     The minimum allocation required (to the extent required to be nonforfeitable pursuant to IRC ss. 416(b)) may not be forfeited pursuant to IRC ss.ss. 411(a)(3)(B) or 411(a)(3)(D).

                     ARTICLE XI - AMENDMENT AND TERMINATION

11.1 RIGHTS TO SUSPEND OR TERMINATE PLAN

     It is the present intention of the Employer to maintain this Plan throughout its existence. Nevertheless, the Employer reserves the right, at any time, to discontinue or terminate the Plan, to terminate the Employer's liability to make further contributions to this Plan, to suspend contributions for a fixed or indeterminate period of time. In any event, the liability of the Employer to make contributions to this Plan shall automatically terminate upon its legal dissolution or termination, upon its adjudication as a bankrupt, upon the making of a general assignment for the benefit of creditors, or upon its merger or consolidation with any other entity.

11.2 SUCCESSOR EMPLOYER

     In the event of the termination of the liability of the Employer to make further contributions to this Plan, the Employer's liability may be assumed by any other entity which employs a substantial number of the Participants of this Plan. Such assumption of liability shall be expressed in an agreement between such other entity and the Trustee under which such other entity assumes the liabilities of this Trust with respect to the Participants employed by it.

11.3 AMENDMENT

     To provide for contingencies which may require the clarification, modification, or amendment of this Plan, the Employer reserves the right to amend this Plan at any time. Such amendment shall be adopted by formal action of the Board of Directors and executed by a person authorized to act on behalf of the Employer. The Employer, however, shall not have the right to amend this Plan in any way which would deprive any Participant of the right to receive his Accrued Benefits under the Plan, or which would alter the basic purpose of the Plan, or which would give the Employer any rights in the Trust Fund.

     If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's vested percentage or if the Plan is deemed amended by an automatic change to or from a Top Heavy vesting schedule, each Participant with at least 3 Years of Service for vesting with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the vested percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least one Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "5 Years of Service" for "3 Years of Service" where such language appears. The Participant's election may be made no later than 60 days after the later of: (i) the date the amendment is adopted, (ii) the date on which the amendment is effective, or (iii) the date on which the Participant is given written notice of the amendment. Furthermore, if the vesting schedule of the Plan is amended, in the case of a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the vested percentage (determined as of such date) of such Participant's Accounts that are subject to a vesting schedule will not be less than the percentage computed under the Plan without regard to such amendment.

     No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. Notwithstanding the preceding sentence, a Participant's account balance may be reduced to the extent permitted under IRC ss. 412(c)(8). For purposes of this Paragraph, a plan amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an Accrued Benefit.

11.4 100% VESTING ON TERMINATION OF PLAN

     Upon termination or partial termination of the Plan and Trust by formal action of the Employer or for any other reason, or if Employer contributions to the Plan and Trust are permanently discontinued for any reason, there shall be vested 100% in each Participant directly affected by such action the amount allocated to the accounts of each such Participant.

11.5 PLAN MERGER OR CONSOLIDATION

     In the case of any merger or consolidation with, or transfer of any assets or liabilities to any other plan, each Participant in this Plan shall be entitled to receive (if the surviving plan is then terminated) a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if this Plan had terminated.

                           ARTICLE XII - MISCELLANEOUS

12.1 APPLICABLE LAW

     This Plan shall be construed according to the laws of the State in which the Employer's principal place of business is located to the extent Federal laws do not control.

12.2 PARTICIPANT CANNOT TRANSFER OR ASSIGN BENEFITS

     None of the benefits, payments, proceeds, claims, or rights of any Participant hereunder shall be subject to any claim of any creditor of the Participant, nor shall any Participant have any right to transfer, assign, encumber, or otherwise alienate, any of the benefits or proceeds which he may expect to receive, contingently or otherwise under this Plan, except as specifically permitted by the loan provisions of Article IV.

     Notwithstanding any restrictions on the time of distribution which would otherwise apply under this Plan, distributions with respect to a Qualified Domestic Relations Order, or any domestic relations order entered before January 1, 1985, may be made at any time required by the order.

12.3 RIGHT TO PERFORM ALTERNATIVE ACTS

     In the event it becomes impossible for the Employer or the Trustee to perform any act required by this Plan, then the Employer or the Trustee may perform such alternative act which most clearly carries out the intent and purpose of this Plan.

12.4 REVERSION OF CONTRIBUTIONS UNDER CERTAIN CIRCUMSTANCES

     If this Plan shall not be initially approved and qualified by the Internal Revenue Service as meeting the requirements of IRC ss. 401 and IRC ss. 501, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

     Notwithstanding any provisions to the contrary, except certain sections of
Article IV, and contributions made by the Employer to the Trust Fund are conditioned on deductibility of such contributions under IRC ss. 404. To the extent that the deduction under IRC ss. 404 for any year is disallowed, the contribution shall be returned to the Employer within one year after disallowance of the deduction.

     If a contribution is made by an Employer by a mistake of fact, the contribution may be returned to the Employer within one year after the payment of the contribution.

     Notwithstanding the above, earnings attributable to amounts described in Paragraphs two and three of this Section shall not be returned to the Employer; losses attributable to such amounts shall reduce the amount returned.

12.5 PLAN ADMINISTRATOR AGENT FOR SERVICE OF PROCESS

     The Plan Administrator is designated the agent to receive service of legal process on behalf of the Plan.

12.6 FILING TAX RETURNS AND REPORTS

     If the Trustee is a corporate fiduciary, the Trustee shall prepare, or cause to be prepared, all tax returns, reports, and related documents, except as otherwise specifically provided in this Plan.

     If the Trustee is not a corporate fiduciary, the Plan Administrator shall prepare the foregoing tax returns and reports, except as otherwise specifically provided in this Plan.

12.7 INDEMNIFICATION

     The Employer agrees to indemnify all Employees who serve as Trustee against all liability arising in connection with their duties under the Plan, except that this indemnification shall not include acts of embezzlement, or diversion of Trust Funds by the Employee, nor shall it include acts of gross negligence.

12.8 NUMBER AND GENDER

     When appropriate the singular as used in this Plan shall the plural and vice versa; and the masculine shall include the feminine.

     IN WITNESS WHEREOF, the parties have executed this agreement this first day of January, 2000.


                                         DERMA SCIENCES, INC.




                                         By:________________________________
                                             Edward J. Quilty
                                             President


                                         TRUSTEE



                                         ___________________________________
                                          John E. Yetter, CPA